                                                                   EXHIBIT 10.12















                                      LEASE







                300 BAKER AVENUE ASSOCIATES, LIMITED PARTNERSHIP,
                                                        LANDLORD,



                                       AND



                      ONESOURCE INFORMATION SERVICES, INC.,
                                                     TENANT



                             DATED: JANUARY 20, 1999

















PROPERTY:  300 BAKER AVENUE, CONCORD, MASSACHUSETTS

                                TABLE OF CONTENTS



ARTICLE I REFERENCE DATA.......................................................1
   Section 1.01 Subjects Referred To...........................................1
   Section 1.02 Exhibits.......................................................4
ARTICLE 2 PREMISES AND TERM....................................................4
   Section 2.01 Lease of Premises..............................................4
   Section 2.02 Appurtenant Rights and Reservations............................4
   Section 2.03 Term...........................................................5
ARTICLE 3 LANDLORD'S WORK, DELIVERY OF THE PREMISES AND COMMENCEMENT DATE......5
   Section 3.01 Landlord's Work................................................5
   Section 3.02 Delivery of Possession and Commencement Date...................5
   Section 3.03 Tenant's Early Access..........................................6
   Section 3.04 Conclusiveness of Landlord's Performance.......................6
ARTICLE 4 RENT.................................................................6
   Section 4.01 Fixed Rent.....................................................7
   Section 4.02 Additional Rent................................................7
   Section 4.03 Real Estate Taxes..............................................7
   Section 4.04 Operating Expenses.............................................9
   Section 4.05 Tenant's Electricity Payment..................................13
   Section 4.06 Provisions Applicable to Tax Payments, Expense Payments
                and Tenant's Electricity Payments.............................14
   Section 4.07 Proration of Fixed and Additional Rent........................14
   Section 4.08 Late Payment of Rent..........................................14
   Section 4.09 Late Payment of Rent..........................................15
ARTICLE 5 USE.................................................................15
   Section 5.01 Permitted Uses................................................15
   Section 5.02 Specific Prohibitions.........................................15
   Section 5.03 Permits and Approvals.........................................15
   Section 5.04 Floor Loads...................................................16
ARTICLE 6 INSURANCE...........................................................16
   Section 6.01 Tenant's Insurance............................................16
   Section 6.02 Landlord's Insurance..........................................16
   Section 6.03 Tenant's Liability for Increased Insurance Costs..............17
   Section 6.04 Waiver of Subrogation.........................................17
   Section 6.05 No Release....................................................18
ARTICLE 7 COMPLIANCE WITH LAWS................................................18
   Section 7.01 Tenant's Obligations..........................................18
   Section 7.02  Tenant's Right to Contest....................................19
   Section 7.03 Americans with Disabilities Act...............................19
   Section 7.04 Environmental Compliance......................................19
ARTICLE 8 ALTERATIONS AND ADDITIONS...........................................20
   Section 8.01 Tenant's Right to Make Alterations and Additions..............20
   Section 8.02 Landlord's Consent............................................21
   Section 8.03 Tenant's Performance of Alterations...........................21


   Section 8.04 Notices of Violation..........................................22
   Section 8.05 Costs of Alterations; Liens; Indemnification..................22
   Section 8.06  Tenant's Contractor..........................................23
   Section 8.07 Fixtures, Restoration.........................................23
ARTICLE 9 REPAIRS.............................................................24
   Section 9.01 Tenant's Obligations..........................................24
   Section 9.02 Landlord's Obligations........................................24
ARTICLE 10 HEATING, VENTILATION AND AIR CONDITIONING..........................25
   Section 10.01 Landlord's Obligations.......................................25
   Section 10.02 Services During Non-Business Hours...........................25
   Section 10.03 Tenant's Supplemental Air Conditioning.......................26
   Section 10.04 Excessive Demand.............................................26
ARTICLE II ELECTRICITY........................................................26
   Section 11.01 Landlord's Obligations.......................................26
   Section 11.02 Tenant's Obligations.........................................26
   Section 11.03  Replacement Lighting........................................27
ARTICLE 12 CLEANING AND OTHER SERVICES........................................27
   Section 12.01 Cleaning Services............................................27
   Section 12.02 Elevator Service.............................................28
   Section 12.03 Water........................................................28
   Section 12.04 Interruptions in Service.....................................28
   Section 12.05 Security.....................................................29
   Section 12.06 Signs........................................................29
   Section 12.07 Other Services...............................................29
ARTICLE 13 ASSIGNMENT, MORTGAGING AND SUBLETTING..............................29
   Section 13.01 Prohibition..................................................29
   Section 13.02 Permitted Assignments and Subleases..........................30
   Section 13.03 Procedure....................................................31
   Section 13.04 Rent.........................................................33
   Section 13.05 Tenant's Ongoing Liability...................................34
   Section 13.06 Non-Disturbance and Attornment...............................34
   Section 13.07 Certain Landlord Rights......................................34
ARTICLE 14 DAMAGE TO OR DESTRUCTION OF THE PREMISES...........................35
   Section 14.01 Landlord's Obligation to Repair; Rent Abatement..............35
   Section 14.02 Tenant's Right to Terminate..................................35
   Section 14.03 Landlord's Right to Terminate................................35
   Section 14.04 Certain Landlord Rights......................................36
ARTICLE 15 EMINENT DOMAIN.....................................................36
   Section 15.01 Total Taking.................................................36
   Section 15.02 Partial Taking...............................................36
   Section 15.03 Award........................................................37
   Section 15.04 Temporary Taking.............................................38
   Section 15.05 Agreement in Lieu of Taking..................................38
ARTICLE 16 DEFAULT............................................................38



                                      (ii)

   Section 16.01 Tenant's Performance a Condition.............................38
   Section 16.02 Events of Default............................................38
ARTICLE 17 REMEDIES OF LANDLORD...............................................39
   Section 17.01 Termination..................................................39
   Section 17.02 Re-Entry and Reletting.......................................40
   Section 17.03 Equitable Remedies...........................................40
   Section 17.04 Tenant's Liability for Damages...............................41
   Section 17.05 Landlord's Fees and Expenses.................................42
   Section 17.06 Rights Cumulative............................................42
   Section 17.07 Rights of Bankruptcy Trustee.................................42
ARTICLE 18  CURING TENANT'S DEFAULTS; APPLICATION OF PAYMENTS.................43
   Section 18.01 Landlord's Option to Cure....................................43
   Section 18.02 Application of Payments......................................43
ARTICLE 19 NON-LIABILITY AND INDEMNIFICATION..................................43
   Section 19.01 Landlord's Liability.........................................43
   Section 19.02 Limitations on Liability.....................................44
   Section 19.03 Indemnification..............................................44
   Section 19.04 Liability of Tenant..........................................45
ARTICLE 20 YIELD UP...........................................................45
   Section 20.01 Yield Up.....................................................45
   Section 20.02 Abandonment of Personal Property.............................45
   Section 20.03 Indemnification..............................................46
   Section 20.04 Holdover.....................................................46
   Section 20.05 Survival of Provisions.......................................46
ARTICLE 21 SUBORDINATION AND ATTORNMENT.......................................46
   Section 21.01 Subordination................................................46
   Section 21.02 Successor Landlord...........................................47
ARTICLE 22 ESTOPPEL AND ERISA CERTIFICATES....................................48
   Section 22.01 Estoppel Certificate.........................................48
   Section 22.02 ERISA Certificate............................................49
ARTICLE 23 ACCESS, CHANGE IN FACILITIES.......................................49
   Section 23.01 Reservations to Landlord.....................................49
   Section 23.02 Landlord's Right to Change Common Areas......................49
   Section 23.03 Landlord's Access............................................50
ARTICLE 24 MISCELLANEOUS......................................................51
   Section 24.01 Security Deposit.............................................51
   Section 24.02 Notices......................................................52
   Section 24.03 Quiet Enjoyment..............................................53
   Section 24.04 Rules and Regulations........................................53
   Section 24.05 Notice of Accidents..........................................53
   Section 24.06 No Representations...........................................54
   Section 24.07 Brokerage....................................................54
   Section 24.08 Consents.....................................................54
   Section 24.09 Lease Not to be Recorded, Notice of Lease....................54
   Section 24.10 Inability to Perform.........................................54


                                      (iii)

   Section 24.11 Waiver.......................................................55
   Section 24.12 No Other Waiver..............................................55
   Section 24.13 Successors and Assigns.......................................56
   Section 24.14 Authority....................................................56
   Section 24.15 Entire Agreement.............................................56
   Section 24.16 Governing Law................................................56
   Section 24.17 Financial Statements.........................................56
   Section 24.18 No Third Party Beneficiaries.................................57
ARTICLE 25 DEFINITIONS; CONSTRUCTION OF TERMS.................................57
   Section 25.01 Certain Definitions..........................................57
   Section 25.02 Provisions Severable.........................................58
   Section 25.03 Rules of Construction........................................59
   Section 25.04 Captions.....................................................60
ARTICLE 26 EXTENSION RIGHTS...................................................60
   Section 26.01 Renewal Option...............................................60
   Section 26.02 Renewal Rental Rate..........................................61
   Section 26.03 Amendment to Lease...........................................61
   Section 26.04 Landlord's Rights............................................61

EXHIBIT A  DESCRIPTION OF REAL PROPERTY                                       A1

EXHIBIT B  FLOOR PLAN FOR THE PREMISES                                        B1

EXHIBIT C  WORK LETTER                                                        C1

EXHIBIT D  RULES AND REGULATIONS                                              D1

EXHIBIT E  CLEANING STANDARDS                                                 E1

EXHIBIT F  NONDISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT             FI

EXHIBIT G  LETTER OF CREDIT                                                   G1




                                      (iv)

                                      LEASE

                                    ARTICLE I
                                 REFERENCE DATA



     Section 1.01  SUBJECTS REFERRED TO.

     Each reference in this Lease to any of the following subjects shall be construed to incorporate the data set forth opposite that subject in this
Section 1.01. Additional definitions are set forth throughout the Lease and in
Article 25.

Landlord:                             300 Baker Avenue Associates, Limited
                                      Partnership, a Delaware limited
                                      partnership

Landlord's Present Mailing Address:   c/o Hall Properties, Inc.
                                      Three Center Plaza
                                      Boston, MA 02108

Tenant:                               OneSource Information Services, Inc.,
                                      a Delaware corporation

Tenant's Present Mailing Address:     150 Cambridge Park Drive, 5th Floor
                                      Cambridge, MA 02140
                                      Attn: Real Estate Manager


Building and Real Property:           That certain office building (the
                                      "BUILDING") having an address at 300 Baker
                                      Avenue, Concord, Massachusetts situated on land (the "REAL PROPERTY") more particularly described in Exhibit A attached hereto.

Premises:                             A portion of the third floor of the
                                      Building, substantially as shown on the
                                      floor plan attached hereto as Exhibit B
                                      consisting of approximately 35,770 square feet of rentable area (the "Premises").

Fixed Rent:                           From and after the Commencement Date, for
                                      the Initial Term, the Fixed Rent shall be Twelve and 66/100 ($12.66) Dollars per rentable square foot per annum payable in equal monthly installments. Fixed Rent for the Renewal Term will be determined in accordance with Article 26 hereof.

Premises Rentable Area:               Approximately 35,770 rentable square feet
                                      of space based upon the Building Owners
                                      and Managers Association method of
                                      measurement (ANSI/BOMA Z65.1, effective
                                      June 6, 1996).

Building Rentable Area:               Approximately 408,042 rentable square feet
                                      based upon the Building Owners and
                                      Managers Association method of measurement
                                      (ANSI/BOMA Z65. 1, effective June 6,
                                      1996).

Permitted Uses:                       General business, office, administrative,
                                      research and development, software
                                      development and clerical uses, and
                                      accessory uses thereto, but not
                                      professional office uses. As used herein
                                      "professional office use" shall have the meaning ascribed in the Concord Zoning
                                      By-Law, i.e., the use of the Premises for the office of a doctor, lawyer, accountant, architect, engineer or similar professionals.

Floor Loads:                          250 lbs. live load per square foot.


Tenant's Share:                       A fraction, the numerator of which is the
                                      Premises Rentable Area and the denominator of which is the Building Rentable Area.
                                      Landlord estimates that Tenant's Share is 8.8%, subject to adjustment as provided in
                                      Section 2.01.

Commencement Date:                    The date on which Landlord delivers
                                      possession of the Premises to Tenant
                                      pursuant to Section 3.02 hereunder, but no sooner than June 1, 1999.

Scheduled Commencement Date:          June 1, 1999.

Term: Five (5) years commencing on the Commencement Date and expiring on the Expiration Date (the "INITIAL TERM"). (The Initial Term, as it may be extended by a Renewal Term, are hereinafter collectively referred to as the "Term").

Expiration Date:                      The last day of the calendar month in
                                      which the day preceding the fifth
                                      anniversary of the Commencement Date
                                      occurs.

Extension Rights:                     One option to extend the Initial Term for
                                      a period of five (5) years (the "RENEWAL
                                      TERM").


Parking Spaces:                       Unallocated parking will be provided on
                                      the parking lots adjacent to the Building at the rate of 4.0 spaces per 1,000 square feet of Premises Rentable Area.

Security Deposit:                     $415,000, in the form of an irrevocable
                                      letter of credit, which may be reduced at the end of the third and the fourth Lease
                                      Years, as further described in Section
                                      24.01 hereof.

Brokers:                              Fallon, Hines & O'Connor
                                      One Post Office Square
                                      Boston, MA 02109
                                      Attn: Brian T. Hines

                                          and

                                      McCall & Almy
                                      One Post Office Square
                                      Boston, MA 02109
                                      Attn: Mary L. Lentz

     Section 1.02  EXHIBITS.

     The Exhibits to this Lease are incorporated into this Lease by reference and are to be construed as part of this Lease.


                                    ARTICLE 2
                                PREMISES AND TERM

     Section 2.01  LEASE OF PREMISES.

     Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the Premises, for the rents hereinafter reserved, and upon and subject to the terms and conditions of this Lease.

     The rentable square footage set forth in Article 1, Reference Data, is based on the Building Owners and Managers Association method of measurement as adopted effective June 6, 1996 (ANSI/BOMA Z65.1). Within thirty (30) days after the Commencement Date, Tenant may, at it sole cost, measure the rentable square footage of the Premises. If Tenant disputes Landlord's measurement of Premises Rentable Area as set forth in Article 1, Reference Data, it shall promptly notify Landlord. If Landlord and Tenant cannot ` thereafter agree on the appropriate measurement within ten (10) days after Tenant's notice, then either party shall have the right to submit the issue to arbitration in accordance with the rules of the American Arbitration Association. If it is determined that the actual rentable square footage varies from the Premises Rentable Area determined by Landlord, then the Fixed Rent (and any other provisions of this Lease based upon a specific rentable square footage) shall be retroactively adjusted to reflect the applicable square footage figure as determined by arbitration. Landlord and Tenant, as applicable, shall pay any retroactive adjustment within twenty (20) days after the decision is rendered in the arbitration.

     Section 2.02  APPURTENANT RIGHTS AND RESERVATIONS.

     Tenant shall have, as appurtenant to the Premises, the nonexclusive right to use and to permit its invitees to use in common with others, (a) public or common lobbies, hallways, stairways, passenger and freight elevators, the cafeteria, the exercise room, including showers and lockers, and sanitary facilities in the Building, (b) common pipes, ducts, conduits, wires and appurtenant fixtures serving the Premises, (c) if the Premises include less than the entire rentable area of any floor, the common toilets and other common facilities in the central core area of such floor, (d) common walkways and driveways necessary for access to the Building and (e) the unallocated Parking Spaces referred to in Section 1.01, but such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord by appropriate notice and to the right of Landlord to reasonably designate and change from time to time areas and facilities so to be used.

     Section 2.03  TERM.

     The Premises are leased for the Term unless the Term shall terminate sooner pursuant to any of the terms of this Lease or pursuant to law.


                                    ARTICLE 3
         LANDLORD'S WORK, DELIVERY OF THE PREMISES AND COMMENCEMENT DATE

     Section 3.01  LANDLORD'S WORK

     If so indicated in the Work Letter attached hereto as Exhibit C (the "WORK LETTER"), Landlord shall complete the Premises and prepare the same for occupancy in accordance with the plans, specifications and agreements and on the terms, conditions and provisions set forth in the Work Letter ("LANDLORD'S Work").

     Except for Landlord's Work and as otherwise specified in this Lease, Landlord is leasing the Premises to Tenant "as is," without any representations or warranties of any kind (including, without limitation, any express or implied warranties of merchantability, fitness or habitability). Possession by Tenant before completion of Landlord's Work shall not relieve Landlord from completing or causing the completion of Landlord's Work in accordance with the requirements of this Lease.

     Section 3.02  DELIVERY OF POSSESSION AND COMMENCEMENT DATE.

     For purposes of determining the Commencement Date only, the Premises shall be considered as delivered upon the first to occur of,

          (a) the date on which Landlord or Landlord's architect gives notice of substantial completion (as hereinafter defined) of Landlord's Work; provided that said work has been substantially completed on said date;

          (b)   the date on which Tenant takes occupancy of all or any portion of the ...... Premises for the conduct of its business;

          (c) if Landlord reasonably determines that the date of substantial completion of Landlord's Work is delayed by reason of Tenant Delays (as defined in the Work Letter), the date on which, in Landlord's reasonable judgment, Landlord's Work would have been substantially completed but for such Tenant Delays.

     "SUBSTANTIAL COMPLETION" of Landlord's Work shall mean completion of Landlord's Work except for items which can be completed after Tenant's occupancy without undue interference with Tenant's use of the Premises (i.e. so-called "PUNCHLIST ITEMS "). Landlord shall use reasonable efforts to complete all punchlist items within thirty (30) days or, if such completion is not feasible for any reason, as soon as conditions permit, and Tenant shall afford Landlord access to the Premises for such purpose pursuant to the terms of this Lease.

     If the Commencement Date has not occurred by the date that is fifteen (15) days after the Scheduled Commencement Date for any reason other than Force Majeure Delays (as defined in the Work Letter) and Tenant Delays, then Tenant shall receive a credit against Fixed Rent of one hundred percent (100%) of the daily Fixed Rent at the rate set forth in Section 1.01 for each day of delay until the Commencement Date. Additional Rent shall be abated until the Commencement Date occurs. Tenant waives any right to rescind this Lease and waives the right to recover any further damages, direct or indirect, which may result from Landlord's failure to substantially complete and deliver the Premises to Tenant on or before the Scheduled Commencement Date. Notwithstanding the foregoing, in the event the Commencement Date is delayed for more than six
(6) months after the Scheduled Commencement Date for any reason other than Tenant Delays, Tenant shall have the right to terminate this Lease by giving thirty (30) days written notice to Landlord.

     When the Commencement Date has been finally established, each of Landlord and Tenant, upon the request of the other, shall execute a notice in recordable form stating the Commencement Date and Expiration Date as established. Any failure of either party to execute such statement shall not affect the Commencement Date and Expiration Date as established.

     Section 3.03  TENANT'S EARLY ACCESS.

     Landlord shall permit Tenant access (at Tenant's sole risk) for purposes of making measurements and installing equipment and furnishings in the Premises prior to Tenant's taking possession of the Premises if such can be done without interference with Landlord's Work in the Premises and in other portions of the Building and in harmony with Landlord's contractors and subcontractors.

     Section 3.04  CONCLUSIVENESS OF LANDLORD'S PERFORMANCE.

     Except to the extent Tenant shall have given Landlord notice not later than one hundred twenty (120) days after the Commencement Date (which shall be extended to one year after the Commencement Date in the case of latent defects) of respects in which Landlord has not performed Landlord's Work, Tenant shall have no claim that Landlord has failed to perform any of Landlord's Work.


                                    ARTICLE 4
                                      RENT

     Section 4.01  FIXED RENT.

     Tenant shall pay when due to Landlord, without notice or demand, in lawful money of the United States of America, by check or wire transfer, at the office of Landlord or at such other place as Landlord may designate, the Fixed Rent. Fixed Rent shall be payable in equal monthly installments in advance on the first day of each month during the Term, the first installment to be paid on the Commencement Date; provided, however, that for the first forty-five (45) days of the Term, Fixed Rent shall be Six and 25/100 ($6.25) Dollars per square foot of Premises Rentable Area per annum, prorated on a per them basis.

     Section 4.02  ADDITIONAL RENT.

     Tenant shall pay when due all sums due from Tenant under the terms of this Lease, other than Fixed Rent, including, without limitation, (a) Tenant's Share of Real Estate Taxes and Expenses, (b) Tenant's own insurance costs, utility charges (including, without limitation, Tenant's Electricity Payment) and personal property taxes, and (c) all other charges and amounts payable by or due from Tenant, whether payable initially to Landlord or to a third party ("ADDITIONAL RENT"). For the first twelve months (12) `Months of the Term, Tenant's Share of Real Estate Taxes and Expenses shall not exceed Five and 65/100 ($5.65) Dollars per square foot of Premises Rentable Area.

     Section 4.03  REAL ESTATE TAXES.

     As used in this Lease, the term "REAL ESTATE TAXES" shall mean the total of all taxes and special or other assessments based on the value of, or income derived from, the Real Property and levied, assessed or imposed at any time by any governmental authority upon or against the Real Property or any part thereof, provided, however, that betterments or special assessments levied against the Real Property on a one time basis and not based on the assessed value of the Real Property or the general tax rate, will be amortized over the longest period allowed by law. If, due to a change in the method of taxation or for any other reason, any tax or assessment is levied, assessed or imposed at any time by any governmental authority in connection with the value of, or the receipt of income or rents from, the Real Property, or otherwise imposed with reference to the ownership, use or occupancy of the Real Property, shall be levied against Landlord or any owner of the Real Property in addition to or in substitution in whole or in part for Real Estate Taxes or in lieu of additions to or increases in Real Estate Taxes, then such other tax, assessment or governmental imposition shall be deemed to be included within the definition of Real Estate Taxes for the purposes hereof. If there are any special assessments which are payable over a period of time extending before or after the Term, only a pro rata portion thereof, covering the payment period occurring during the Term, shall be included in Real Estate Taxes. If, by law, any assessment may be paid in installments, then, for the purposes hereof, (1) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law without penalty, and (2) there shall be included in Real Estate Taxes for each Tax Year in which such installments may be paid the installments of such assessment so becoming payable during such Tax Year, together with interest payable during such Tax Year. Included in Real Estate Taxes for any year shall be the expenses, including reasonable payments to attorneys, experts and appraisers, incurred by Landlord during such year in connection with any application, proceeding or settlement wherein Landlord obtains or seeks to obtain a reduction or refund of Real Estate Taxes payable or paid upon or against the Real Property. Tenant shall not be responsible for late fees, penalties, and interest for Landlord's failure to timely pay Real Estate Taxes.

     Tenant shall pay to Landlord, as Additional Rent for each Tax Year or portion of a Tax Year included in the Term, in the manner hereinafter provided, an amount equal to Tenant's Share of the Real Estate Taxes for such Tax Year (a "TAX PAYMENT").

          (a) Before or within thirty (30) days after the start of each Tax Year, Landlord shall furnish to Tenant a statement of Landlord's reasonable estimate of Tenant's Share of Real Estate Taxes payable for such Tax Year and Tenant shall pay. to Landlord as Additional Rent, on the first (1st) day of each calendar month during such Tax Year, an amount equal to one-twelfth (1/12th) of Tenant's Share of such estimated Real Estate Taxes.

          (b) During any Tax Year included in the Term, Landlord may send to Tenant a revised statement of Landlord's reasonable estimate of Tenant's Share of Real Estate Taxes payable for such Tax Year. If, at the time of any such revised statement, the aggregate amount of the Tenant's Tax Payments during the preceding months of the Tax Year in question is less than the amount which would have been paid pursuant to such revised statement, the deficiency shall be due and payable in full as Additional Rent within thirty (30) days after the date of such statement and an appropriate adjustment shall be made to the monthly Tax Payments payable for the remainder of the Tax Year. If, at the time of any such revised statement, the aggregate amount of the monthly Tax Payments made by Tenant during the preceding months of the Tax Year in question exceeds the amount which would have been paid pursuant to such revised statement, Landlord shall credit such excess to the Tax Payment(s) next due from Tenant.

          (c) Within one hundred twenty (120) days after the end of each Tax Year, Landlord shall send to Tenant a final statement (a "TAX STATEMENT") of Tenant's Share of the actual Real Estate Taxes paid by Landlord with respect to the Real Property, which Tax Statement shall be accompanied by copies of all relevant tax bills issued by the Town of Concord. If Tenant's Share of such Real Estate Taxes is greater than the aggregate of Tenant's Tax Payments for such Tax Year, then within thirty (30) days after the date of such statement, Tenant shall pay any balance due as Additional Rent. If Tenant's Share of such Real Estate Taxes is less than the aggregate of Tenant's Tax Payments for such Tax Year, Landlord shall credit any such excess to the Tax Payment(s) next due from Tenant or refund such excess if the Term has ended. Each statement of Tenant's Share of actual Real Estate Taxes furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of Tenant's Share of Real Estate Taxes for the period represented thereby unless Tenant shall, within thirty (30) days after it is furnished, give notice to Landlord that it disputes the accuracy thereof, which notice shall specify the particular respects in which the statement may be inaccurate. Pending resolution of such dispute, Tenant shall pay Tenant's Share of Real Estate Taxes to Landlord in accordance with the statement furnished by Landlord.

          (d) Notwithstanding the foregoing, if and to the extent Real Estate Taxes are required by the taxing authority to be paid in advance on a quarterly, semiannual or annual basis for any Tax Year to avoid a penalty or a late charge, then Landlord may elect to bill Tenant for Tenant's Share of Real Estate Taxes then due for such calendar quarter, semiannual period or year, as the case may be, and Tenant's Share of Real Estate Taxes for such calendar quarter, semiannual period or Tax Year shall be due in its entirety within thirty (30) days thereafter, in lieu of monthly payments as hereinabove provided.

          (e) Until a new statement of estimated Tax Payments is rendered, Tenant's estimated Tax Payment for any Tax Year shall be deemed to be one-twelfth (1/12th) of the total amount of Tax Payments for the Preceding Tax Year as set forth in Landlord's most recent statement of the same to Tenant.

     If, after Tenant has made Tax Payments for a Tax Year, Landlord receives a refund of Real Estate Taxes payable for such Tax Year as a result of a reduction of such Real Estate Takes by final determination of an application, legal proceeding, settlement, or otherwise, and provided that Tenant is not in default under this Lease, Landlord shall, within thirty (30) days after receiving such refund, pay Tenant's Share of the refund to Tenant (after deducting from such refund all reasonable legal fees, expert fees, court costs and other expenses and fees incurred in connection with obtaining such refund to the extent such fees or expenses were not theretofore included in Real Estate Taxes), Tenant's Share to be prorated for any partial year if appropriate. Nothing herein shall be deemed to obligate Landlord and/or any Superior Lessor or Superior Mortgagee to seek a reduction in Real Estate Taxes or assessed valuation of the Real Property.

     Section 4.04  OPERATING EXPENSES.

     Tenant shall pay to Landlord, as Additional Rent, Tenant's Share of Expenses in accordance with the provisions of this Section 4.04 (an "EXPENSE PAYMENT").

     For purposes of this Lease, the term "EXPENSES" shall mean the total of all costs and expenses incurred or borne by Landlord with respect to the operation, maintenance, management, repair and security of the Real Property and the Building and the services provided to tenants thereof unless provided exclusively to other tenants in any given Calendar Year, including, but not limited to, the costs and expenses incurred for and with respect to: heat; fuel; water rates and sewer rates; air conditioning, ventilation and heating (including, without limitation, repairs, maintenance and replacement of on-floor heating, ventilating and air conditioning equipment); electricity utilized with respect to common elements of the Building (there being excluded or deducted from such electrical utilization any cost or expense incurred or borne directly by Landlord and the portion of the cost of supplying electrical current to provide overtime heating, ventilating and/or air conditioning to a tenant which is allocable to electricity consumed in furnishing such service and which is paid by Tenant or any other tenant of the Building); elevator and elevator cab maintenance; lobby, atrium, interior and exterior plaza and common area maintenance; equipping, operating and maintaining cafeteria and food service areas; equipping, operating and maintaining common health or fitness facilities; parking lot maintenance and striping; operation and maintenance of fountains; costs of cleaning; equipment, services and personnel for protection and security of common areas; reasonable lobby decoration, lobby displays and interior and exterior landscape maintenance; sprinkler maintenance and alarm service; roof repair and replacement; refuse and snow removal; maintenance, repairs, replacements, and improvements which are appropriate for the continued operation of the Building as a first-class building with related structures and amenities including parking; rental (or depreciation) of equipment used in cleaning and maintenance; painting and decoration of non-tenant areas; fire, extended coverage, special extended coverage, owner's protective, and other casualty coverage, boiler and machinery, sprinkler, apparatus, public liability and umbrella liability and property damage, rent or rental value and plate glass insurance and any other insurance which Landlord may reasonably deem necessary or which is required by any Superior Lessor and/or Superior Mortgagee; supplies; wages, salaries and benefits, hospitalization, retirement plans, and group insurance and other indirect expenses respecting employees of Landlord and Landlord's contractors up to and including the grade of building manager; uniforms and working clothes for such employees and the cleaning thereof, expenses imposed on the Landlord pursuant to legal requirements or any collective bargaining agreement with respect to such employees; worker's compensation insurance, payroll, social security, unemployment, and other similar taxes with respect to such employees; telephone and other Building office expenses; professional fees (including, without limitation, reasonable fees of consultants, legal and auditing fees); computer time; reasonable annual fees for management of the Building and reserves for any or all of the foregoing. Expenses shall not, however, include the following:

          (a) Tenant's Electricity Costs, which are addressed in Section 4.05 hereof,

          (b)   leasing commissions;

          (c)   executives' salaries above the grade of building manager;

          (d) expenditures for capital improvements except (i) those which are paid for out of a capital reserve (in which case the expenditure shall be included in Expenses when the reserve is created or supplemented, but not when reserved funds are utilized for such capital expenditures), (ii) capital expenditures which Landlord reasonably anticipates will have the effect of reducing current and/or future Expenses by. a corresponding amount, and (iii) capital expenditures required by any law imposed after the date of this Lease. In all cases where the expenditure for capital improvements is not made out of reserved funds, the cost thereof shall be included in Expenses for the year in which the costs are incurred and subsequent years, on a straight line basis, to the extent that such items are depreciated over an appropriate useful life, with an interest factor equal to the Interest Rate at the time of Landlord's having incurred said expenditure. If Landlord shall lease any item of capital equipment the cost of which would not be excluded, as above provided, from Expenses, then the rentals and other costs paid pursuant to such lease shall be included in Expenses for the year in which they are incurred;

          (e) cost of repairs or replacements incurred by reason of fire or other casualty or by the exercise of the right of eminent domain, to the extent to which Landlord is compensated therefor through proceeds of insurance or a condemnation award;

          (f)   advertising expenditures;

          (g)   legal fees incurred in disputes with tenants;

          (h) costs incurred in performing work or furnishing services exclusively to or for the benefit of individual tenants;

          (i) debt service on any Superior Mortgage and rent payable under any Superior Lease;

          (j) expenses for which Landlord is entitled to be reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise);

          (k) legal expenses arising out of the negotiation or enforcement of any provisions of any leases;

          (1) wages, salaries or other compensation paid to any employees of Landlord and Landlord's contractors above the grade of building manager;

          (m) the cost of remediating any condition related to the presence on the Real Property of any Hazardous Substances;

          (n) any contribution by Tenant to supplement Landlord's capital reserves if as a consequence of such contribution the aggregate amount of capital reserves held by Landlord following such contribution would exceed an amount equal to the product of One ($1.00) Dollar times the Rentable Area of the Building;

          (o) fines or penalties incurred on account of violations of Legal Requirements;

          (p) general overhead and other costs associated with the operation of the business entity constituting Landlord; or

          (q) for the Initial Term only, annual fees for management and leasing of the Building exceeding four percent (4%) of gross collected rents for the Building.

          In addition, the cost of any service rendered to the Real Property or Building in conjunction with other properties owned by Landlord or any of its subsidiaries or affiliates shall be equitably apportioned.

     If, during all or part of any Calendar Year, Landlord shall not furnish any particular item(s) of work or service (which would constitute an Expense hereunder) to portions of the

Building, due to the fact that such portions are not occupied or leased, or because such item(s) of work or service is not required or desired by the tenant of such portion, or such tenant is itself obtaining and providing such item(s) of work or service, or for other reasons, then, for the purposes of computing the Additional Rent payable hereunder, the amount of such item(s) included in Expenses for such period shall be increased by an amount equal to the additional operating and maintenance expenses which would reasonably have been incurred during such Calendar Year by Landlord if it had at its own expense furnished such item(s) of work or service to the Building as if 95% of the Building Rentable Area had been occupied by tenants. Furthermore, if during the Term, Landlord shall make a capital expenditure, the total cost of which is not properly includable in Expenses for the Calendar Year in which it was made, there shall nevertheless be included in such Expenses for each succeeding Year an annual charge-off of such capital expenditure. Said annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor equal to the Interest Rate, by the number of years of useful life of the improvement made with the capital expenditure; and the useful life shall be reasonably determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time such expenditure is made.

     Tenant shall pay to Landlord, as Additional Rent for each Calendar Year, in the manner hereinafter provided, an amount equal to Tenant's Share. of Expenses for such Calendar Year.

          (a) Before or within thirty (30) days after the start of each Calendar Year, Landlord shall furnish to Tenant a statement of Landlord's reasonable estimate of Tenant's Share of the projected Expenses for such Calendar Year, and Tenant shall pay to Landlord as Additional Rent, on the first (1st) day of each calendar month during such Calendar Year, an amount equal to one-twelfth (1/12th) of Tenant's Share of such projected Expenses.

          (b) At any time during any Calendar Year, Landlord may deliver to Tenant a revised statement of projected Expenses to reflect known increases in rates for the current Calendar Year applicable to the items included in Expenses, and thereafter Tenant's monthly Expense Payment shall be adjusted accordingly. If, at the time of any such revised statement, the aggregate amount of the monthly Expense Payments made by Tenant during the preceding months of the Calendar Year in question is less than the amount which would have been paid pursuant to such revised statement, the deficiency shall be due and payable in full as Additional Rent within thirty (30) days after the date of such statement. If, at the time of any such revised statement, the aggregate amount of the monthly Expense Payments made by Tenant during the preceding months of the Calendar Year in question exceeds the amount which would have been paid pursuant to such revised statement, Landlord shall credit such excess to the Expense Payment(s) next due from Tenant.

          (c) Within one hundred twenty (120) days after the end of each Calendar Year, Landlord shall submit to Tenant an "EXPENSE STATEMENT" prepared by Landlord setting forth the Expenses for the preceding year and the adjustment, if any, due for such Calendar Year. If Tenant's Share of such Expenses is greater than the aggregate of

     Tenant's estimated Expense Payments for such Calendar Year, then within thirty (30) days after the date of such statement, Tenant shall pay any unpaid portion of its Expense Payment as Additional Rent. If Tenant's Share of such Expenses is less than the aggregate of Tenant's estimated Expense Payments for such Calendar Year, Landlord shall credit any such excess to the Expense Payment(s) next due from Tenant or refunded such excess if the Term has ended. Each Expense Statement of Tenant's Share of the actual Expenses furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of Tenant's Share of Expenses for the period represented thereby unless Tenant shall, within sixty (60) days after it is famished, give notice to Landlord that it disputes the accuracy thereof, which notice shall specify the particular respects in which the Statement may be inaccurate. Pending resolution of such dispute, Tenant shall pay Tenant's Share of Expenses to Landlord in accordance with the statement furnished by Landlord. Landlord shall allow Tenant reasonable access to the actual invoices and other books and records pertaining to Expenses.

          (d) Until a new statement of projected Expenses is rendered, Tenant's Estimated Expense Payment for any year shall be deemed to be one-twelfth (1/12th) of the total Expense Payment for the preceding year (or, prior to the rendering of the Expense Statement for such year, Tenant shall continue the same estimated Expense Payment).

     Section 4.05  TENANT'S ELECTRICITY PAYMENT.

     Tenant shall pay to Landlord, as Additional Rent, Tenant's Electricity Payment in accordance with the following:

     For purposes of this Lease, the term "TENANT'S ELECTRICITY PAYMENT" shall mean all costs and expenses incurred or borne by Landlord with respect to all electricity utilized by Tenant, including, without limitation, base and peak demand charges. Landlord shall charge Tenant for such electricity utilization by allocating Building electricity costs to Tenant by any reasonable method, including by the use of check meters, submeters or formulas based on square footage, intensity and timing of electricity usage.

     Within thirty (30) days after the end of each month during the Term, Landlord shall submit to Tenant a statement (an "ELECTRICALLY STATEMENT") as to Tenant's Electricity Payment for such month and Tenant shall pay to Landlord such amount as Additional Rent within thirty (30) days thereafter. Each Electricity Statement furnished by Landlord as provided above shall constitute a final determination as between Landlord and Tenant of Tenant's Electricity Payment for the period represented thereby unless Tenant shall, within thirty
(30) days after it is furnished, give notice to Landlord that it disputes the accuracy thereof, which notice shall specify the particular respects in which the Statement may be inaccurate. Pending Irresolution of such dispute, Tenant shall pay Tenant's Electricity Payment to Landlord in accordance with the Statement furnished by Landlord. Landlord shall allow Tenant reasonable access to the actual invoices and other books and records pertaining to Tenant's Electricity Payment.

     Section 4.06 PROVISIONS APPLICABLE TO TAX PAYMENTS, EXPENSE PAYMENTS AND TENANT'S ELECTRICITY PAYMENTS.

     Subject to the terms of this Section 4.06, the following provisions shall be applicable to Tax Payments, Expense Payments and Tenant's Electricity
Payments:

          (a) Landlord's and Tenant's obligation to make the adjustments referred to in Sections 4.03, 4.04 and 4.05 shall survive any expiration or termination of this Lease except that a final accounting shall be made within six (6) months following the then current Tax and Calendar Years. With respect to the year in which the Term expires or terminates, each of Tenant's Tax Payment, Expense Payment and Electricity Payment shall become immediately due and payable by Tenant to Landlord, if it has not already been paid, and Landlord, as soon as reasonably practicable, shall cause the Tax Statement, Expense Statement and Electricity Statement for that Tax Year, Calendar Year and month, as applicable, to be prepared and furnished to Tenant. Landlord and Tenant thereupon shall make appropriate adjustments of all amounts then owing.

          (b) Any delay or failure of Landlord in billing Tax Payments, Expense Payments and Tenant's Electricity Payments shall not constitute a waiver of, or in any way impair the continuing obligation of Tenant to pay, such amounts.

          (c) The allocation of Real Estate Taxes and Expenses shall be determined, where not otherwise explicitly set forth herein, in accordance with ANSI/BOMA Z65.1, with the exception that Real Estate Taxes and Expenses with respect to common areas on the first floor of the Building shall be allocable to all floors of the Building.

     Section 4.07  PRORATION OF FIXED AND ADDITIONAL RENT.

     In the event that the Initial Term or the Renewal Term shall commence on a day other than the first day of a calendar month, or expire on a day other than the last day of a calendar month, the Fixed Rent and Additional Rent for such month shall be prorated on a per diem basis.

     With respect to Expenses only, if the first Calendar Year in the Initial Term is not a full calendar year, then the Expenses for such first Calendar Year shall be annualized by Landlord, giving effect to seasonal variations, to obtain the amounts thereof which would have been incurred had said first Calendar Year been a full calendar year, and the Expense Payment shall be computed by Landlord based upon such annualized amounts. For purposes of the foregoing, amounts shall be computed on the basis of a three hundred sixty (360) day year comprised of twelve (12) thirty (30) day months.

     Section 4.08  LATE PAYMENT OF RENT.

     If Tenant shall fail to pay any installment of Fixed Rent or Additional Rent for a period of ten (10) days after such installment or payment shall become due, Tenant shall pay interest on such Fixed Rent or Additional Rent at the Interest Rate, from the date when such installment or payment became due to the date of payment thereof, which interest shall be deemed Additional Rent.

     Section 4.09  LATE PAYMENT OF RENT.

     There shall be no abatement of, deduction from, reduction of, or counterclaim or setoff against any rental unless otherwise specifically and expressly permitted in this Lease. The terms "RENT", "RENT" or "RENTAL" as used in this Lease, shall include Fixed Rent and Additional Rent.


                                    ARTICLE 5
                                       USE

     Section 5.01  PERMITTED USES.

     Tenant shall use and occupy the Premises for the Permitted Uses, and for no other purpose. The provisions of this Article 5 or Section 1.01 as to the nature of Tenant's use of the Premises shall not constitute a representation or guaranty by Landlord that any use other than general business office use is lawful or permissible under any certificate of occupancy issued for the Premises or Building or is otherwise permitted by law.

     Section 5.02  SPECIFIC PROHIBITIONS.

     Notwithstanding any other provision of this Lease, including, without limitation, Section 5.01, Tenant shall not use, occupy, suffer or permit the Premises or any part thereof to be used in any manner, or suffer or permit anything to be brought into or kept therein, which would, in Landlord's reasonable judgment, (a) make unobtainable, at standard rates from any reputable insurance company authorized to do business in the State, any fire insurance with extended coverage or liability, elevator, boiler, umbrella or other insurance, (b) cause, or be likely to cause, injury or damage to the Building or to any Building Equipment on the Premises, (c) constitute a public or private nuisance, (d) violate any certificate of occupancy for the Building, (e) emit objectionable noise, fumes, vibrations, heat, chilled air, vapors or odors into or from the Building or the Building Equipment, (o subject Landlord to any liability for injury to any person or property, (g) cause any increase in the insurance rates applicable to the Building, (h) result in the cancellation of, or the assertion of any defense by any insurer to any claim under, any policy of insurance maintained by or for the benefit of Landlord, (i) impair or interfere with any of the Building services including the furnishing of electrical energy, or the proper and economical cleaning, heating, ventilating, air conditioning or other servicing of the Building, Building Equipment or the Premises or (j) violate the Rules and Regulations of the Building attached hereto as Exhibit D (the "RULES AND Regulations "). The restrictions imposed by this Section, and the application thereof, shall not be limited or modified by the terms of any other provision of this Lease.

     Section 5.03  PERMITS AND APPROVALS.

     If any governmental license or permit, other than a certificate of occupancy, shall be required for the proper and lawful conduct of Tenant's business in or occupancy of the Premises and if failure to secure such license or permit would in any way affect Landlord or the Building, then Tenant, at its expense, shall procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall comply with the terms and conditions of each such license and/or permit.

     Section 5.04  FLOOR LOADS.

     Tenant shall not place a load upon any floor that exceeds the Floor Load. Subject to the preceding sentence, if Tenant wishes to place any safes or vaults in the Premises, it may do so at its own expense after giving prior notice to Landlord, but Landlord reserves the right to reasonably prescribe their weight and position.


                                    ARTICLE 6
                                    INSURANCE

     Section 6.01  TENANT'S INSURANCE.

     Tenant shall obtain and keep in full force and effect during the Term, at its own cost and expense, to protect Landlord, Landlord's agents and employees, any Superior Lessor or Superior Mortgagee and Tenant as additional insureds (except as to Tenant) (a) Public Liability Insurance to afford protection against any and all claims for personal injury, death or property damage occurring in, upon, adjacent to or connected with the Premises, the Real Property or any part thereof in an amount of not less than $5,000,000 for injury or death arising out of any one occurrence, and $2,000,000 for damage to property in respect of one occurrence, or in any increased amount reasonably required by Landlord; and (b) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of fire insurance policies with extended coverage, to Tenant's Property for the full insurable value thereof. During such time as Tenant shall be constructing any Improvements, Tenant shall carry builder's risk insurance, completed value form, covering all physical loss, in an amount reasonably satisfactory to, and to protect, the Landlord and any Superior Lessor or Superior Mortgagee. All such insurance shall be written in form and substance reasonably satisfactory to Landlord by an insurance company of recognized responsibility licensed ` to do business in the Commonwealth of Massachusetts which shall be reasonably satisfactory to Landlord. Upon failure of Tenant to procure, maintain and pay all premiums therefor, Landlord may, at its option, do so, and Tenant agrees to pay the cost thereof to Landlord as Additional Rent. Tenant shall cause to be included in all such insurance policies a provision to the effect that the same will be non-cancelable and not permitted to lapse except upon thirty (30) days' prior notice to Landlord, any Superior Lessor and any Superior Mortgagee. No later than the Commencement Date, original insurance policies or appropriate certificates shall be deposited with Landlord. Any renewals, replacements or endorsements thereto shall also be deposited with Landlord.

     Section 6.02  LANDLORD'S INSURANCE.

     Landlord shall obtain and keep in full force and effect during the Term, at its own cost and expense (a) Public Liability Insurance to afford protection against any and all claims for personal injury, death or property damage occurring in, upon, adjacent to or connected with the Premises, the Real Property or any part thereof in an amount of not less than $5,000,000 for injury or death arising out of any one occurrence, and $2,000,000 for damage to property in respect of one occurrence; and (b) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of fire insurance policies with all risk coverage, to the Building and the Building Equipment for the full replacement cost thereof, and including flood insurance, if applicable.

     Section 6.03  TENANT'S LIABILITY FOR INCREASED INSURANCE COSTS.

     If, by reason of any act or omission on the part of Tenant, whether or not Landlord has consented to the same, the premiums for fire, rent or any other type of insurance maintained by Landlord or any other tenant in the Building covering the Building, the Building Equipment or other property of Landlord (or of such other tenant) shall be higher than they otherwise would be, Tenant shall promptly reimburse Landlord for the increased portion of the premiums for such insurance paid by Landlord because of such act or omission on the part of Tenant, which sum shall be Additional Rent payable on demand to Landlord. If due to Tenant's occupancy or failure to occupy the Premises any such insurance shall be canceled by any insurance carrier, Tenant hereby indemnifies Landlord against any loss which would have been covered by such insurance.

     Section 6.04  WAIVER OF SUBROGATION.

     Throughout the Term, each party agrees to use its reasonable efforts to include in each of its insurance policies (insuring the Building and the Building Equipment, in the case of Landlord, and insuring Tenant's Property and business interest in the Premises, including, without limitation, business interruption insurance, in the case of Tenant, against loss, damage or destruction by fire or other insured casualty) a waiver of the insurer's right of subrogation against the other party; or if such waiver should be commercially unobtainable or unenforceable, an express agreement that such policy shall not be invalidated if the insured waives or has waived, before occurrence of the casualty, any rights of recovery against any party responsible for a casualty covered by the policy. If such waiver or agreement shall not be obtainable without additional charge, the insured party shall so notify the other party promptly and, if the other party shall pay the insurer's additional charge therefor, such waiver or agreement shall be included in the policy.

          (a) So long as Landlord's insurance policies include the waiver of subrogation or agreement to release liability referred to in Section 6.04, Landlord, to the extent that such insurance is in force and is collectible, hereby waives any right of recovery against Tenant, any other permitted occupant of the Premises, and any of their employees or agents, for any loss occasioned by fire or other casualty. In the event that at any time Landlord's fire insurance carriers shall not include such or similar provisions in

     Landlord's policies, the waiver set forth in the foregoing sentence shall be of no further force or effect, and Landlord shall give notice thereof to Tenant. During any period that the foregoing waiver of right of recovery is in effect, Landlord shall look solely to the proceeds of such policies to compensate Landlord for any loss occasioned by any insured casualty.

          (b) So long as Tenant's insurance policies include the waiver of subrogation or agreement or permission to release liability referred to in
     Section 6.04, Tenant, to the extent that such insurance is in force and collectible, hereby waives, and agrees to cause all other occupants of the Premises to execute and deliver to Landlord instruments waiving any right of recovery against Landlord, any Superior Lessor and any Superior Mortgagee and any of their respective employees, agents or contractors, for any loss occasioned by fire or other insured casualty. In the event that at any time Tenant's insurance carriers shall not include such waiver or similar provisions in Tenant's policies, the waiver set forth in the foregoing sentence, upon prior notice given by Tenant to Landlord, shall be of no further force or effect with respect to any insured risks under such policy from and after the giving of such notice, or in the case such insurer shall not be willing to grant such waiver for all of the required parties, such waiver shall be of no force or effect with respect only to the required parties not included in such waiver. During any period that the foregoing waiver of right of recovery is in effect, Tenant, or any other occupant of the Premises, shall look solely to the proceeds of such policies to compensate Tenant or such other occupant for any loss occasioned by any insured casualty.

     Section 6.05  NO RELEASE.

     Except to the extent expressly provided in Section 6.04, nothing contained in this Lease shall relieve (a) Tenant of any liability to Landlord or to its insurance carriers which Tenant may have under law or the provisions of this Lease by reason of any damage to the Premises or the Building by fire or other casualty or (b) Landlord of any liability to Tenant or to its insurance carriers which Landlord may have under law or the provisions of this Lease by reason of any damage to the Premises or the Building by fire or other casualty.


                                    ARTICLE 7
                              COMPLIANCE WITH LAWS

     Section 7.01  TENANT'S OBLIGATIONS.

     Tenant, at its sole cost and expense, shall comply with all Legal Requirements and all Insurance Requirements applicable to the Premises and give Landlord prompt notice of any lack of compliance, except that Tenant shall have no obligation to make any alteration of the Premises required solely by reason of its use thereof for the purposes permitted by Section 5.01 unless said alteration (a) is necessitated by a condition which has been otherwise created by, or at the instance of, Tenant, (b) is attributable to the use, other than as expressly permitted by Section

5.01, to which Tenant puts the Premises, or Tenant's manner of use of the Premises, (c) is required by reason of a breach of Tenant's obligations hereunder, or (d) is occasioned, in whole or in part, by any act, omission or negligence of Tenant or any person claiming by, through or under Tenant, or any of their assignees, subtenants, employees, agents, contractors, invitees or licensees. Tenant shall pay all costs, expenses, fines, penalties and damages which may be imposed upon Landlord, any Superior Lessor, and/or any Superior Mortgagee by reason of or arising out of Tenant's failure fully and promptly to comply with the provisions of this Section.

     It shall be Landlord's responsibility to comply with all Legal Requirements and Insurance Requirements applicable to the base Building, (including the Building Equipment not installed by Tenant or other tenants of the Building), for which Tenant and other tenants of the Building are not responsible pursuant to the terms of their leases which are reasonably comparable hereto.

     Section 7.02  TENANT'S RIGHT TO CONTEST.

     Tenant, at its sole cost and expense, after notice to Landlord, by appropriate proceedings prosecuted diligently and in good faith, may contest the validity or applicability of any Legal Requirement or Insurance Requirement, provided that: (a) Landlord shall not be subject to civil or criminal fines or violations, nor shall the Building or the Real Property, or any part thereof, be subject to being condemned or vacated, by reason of noncompliance or otherwise by reason of such contest; (b) before the commencement of such contest, Tenant shall furnish to Landlord either (i) the bond of a surety company, in form and substance reasonably satisfactory to Landlord, in an amount at least equal to 125% of the cost of such compliance (as estimated by Landlord) and shall indemnify Landlord against any cost resulting from or incurred in connection with such contest or noncompliance, or (ii) other security reasonably satisfactory in all respects to Landlord; (c) such noncompliance or contest shall not, in Landlord's reasonable judgment, constitute or result in any material risk of material economic loss to Landlord (in which event Landlord may condition Tenant's noncompliance or contest upon the taking of action or furnishing of security by Tenant; and (d) Tenant shall keep Landlord regularly advised in writing as to the status of such proceedings.

     Section 7.03  AMERICANS WITH DISABILITIES ACT.

     Landlord acknowledges the existence of the Americans with Disabilities Act (the "ADA") and will meet the requirements of the ADA with regard to the common areas of the Building. Tenant consents to any and all actions reasonably necessary to be taken by Landlord in order to comply with the provisions of the ADA. Additionally, Tenant agrees to take any and all actions reasonably necessary in order to cause the Premises to comply with the ADA. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all loss, damages, costs or expenses incurred by Landlord as a result of Tenant's failure to comply with the terms and provisions of the ADA insofar as the Premises are concerned.

     Section 7.04  ENVIRONMENTAL COMPLIANCE.

     (a) Tenant shall comply with all environmental laws, rules and regulations applicable to the Premises and Tenant's use thereof. Tenant shall not store, generate, handle, transport, treat, dispose of or use hazardous or toxic substances or waste as defined in any applicable Legal Requirement ("Hazardous Substances") except in compliance with all applicable Legal Requirements. In the event that Hazardous Substances violating applicable Legal Requirements are discovered in or on the Premises, then Tenant shall be liable for all costs and expenses associated with the treatment and removal thereof in compliance with all applicable Legal Requirements and shall immediately bring the Premises into compliance with all Legal Requirements applicable to Hazardous Substances. Tenant shall indemnify, defend and save Landlord harmless from and against all loss, cost, claims, fines, penalties, liabilities, damages and expenses (including, without limitation, costs associated with any investigation of site conditions or any cleanup, remedial action, removal or restoration work, diminution in the value of the Building or Real Property, damages for the loss or restriction on use of any portion of the Building or Real Property, damages arising from any adverse impact on marketing of space in Building, reasonable attorneys' fees, expert witness fees and other costs of defense) arising out Tenant's violation of this Section 7.04; provided, however, that Tenant shall not be liable for costs or expenses associated with Hazardous Substances which were located upon the Premises prior to the Commencement Date. This Section 7.04
(a) shall survive expiration or termination of this Lease.

     (b) If at any time during the Term any applicable Legal Requirements require the removal of the tiles affixed to either the floor slab or the unfinished ceiling, Landlord shall remove said tiles at its sole cost and expense and in accordance with said Legal Requirements.


                                    ARTICLE 8
                            ALTERATIONS AND ADDITIONS

     Section 8.01  TENANT'S RIGHT TO MAKE ALTERATIONS AND ADDITIONS.

     Tenant shall not make installations, alterations or additions in, to or on the Premises except in compliance with this Article 8. Provided Tenant is not in default under this Lease, Tenant, at its sole cost and expense, may make nonstructural improvements in the Premises ("TENANT'S ALTERATIONS" or "ALTERATIONS"), provided:

          (a) Tenant's Alterations will not result in a violation of or require a change in any certificate of occupancy, permit or governmental approval applicable to the Premises or to the Building or require Landlord to make changes in or about the Premises as a .result of Tenant's Alterations;

          (b) The character or outside appearance of the Building, appearance of any common area or atrium, or rentability, value or cubic content of the Premises or the Building or any part thereof shall not be affected in any way, and Tenant's Alterations shall not, in the reasonable opinion of Landlord, weaken or impair (temporarily or permanently) the structure of the Building either during the making of such Alterations or upon their completion;

          (c) Tenant shall not be permitted to install and make part of the Premises any materials, fixtures or articles which are subject to liens, chattel mortgages or security interests; and

          (d) No Alterations reasonably estimated by Landlord's architect, engineer or contractor to cost more than $50,000 ("Major Alterations") shall be undertaken (i) except under the supervision of a licensed architect or licensed professional engineer satisfactory to Landlord, (ii) except if Landlord has ` received thirty (30) days' prior written notice and (iii) prior to Tenant delivering to Landlord either (1) a performance bond and a labor and materials payment bond (issued by a surety company reasonably satisfactory to Landlord and licensed to do business in the State) each in an amount equal to 125% of such estimated cost, showing Landlord as an additional obligee thereunder, and otherwise in form reasonably satisfactory to Landlord or (2) such other security as shall be reasonably satisfactory to Landlord.

     Section   8.02 LANDLORD'S CONSENT.

     Before proceeding with any Alterations, Tenant shall submit to Landlord three copies of detailed drawings and specifications therefor for Landlord's written consent, which consent shall not be unreasonably withheld or delayed. Tenant shall upon demand reimburse Landlord for all reasonable expenses incurred by Landlord in connection with (a) its decision and the decision, if required, of any Superior Lessor and any Superior Mortgagee as to whether to approve the proposed Alterations and (b) inspecting the Alterations to determine whether the same are being or have been performed in accordance with the approved drawings and specifications therefor and with all Legal Requirements and Insurance Requirements, including the reasonable fees and expenses of any attorney, architect and/or engineer employed for such purpose. Any Alterations for which consent has been received shall be performed in accordance with the approved drawings and specifications therefor, and no changes thereto shall be made without the prior consent of Landlord, which consent shall not be unreasonably withheld or delayed. No approval of plans or specifications by Landlord, or consent by Landlord allowing Tenant to make Alterations in the Premises, or any inspection of Alterations made by or for Landlord shall in any way be deemed to be an agreement by Landlord that the contemplated Alterations comply with any Legal Requirements or Insurance Requirements or the certificate of occupancy for the Building, nor shall it be deemed to be a waiver by Landlord of Tenant's obligation to comply with any provision of this Lease. Notice is hereby given that neither Landlord, Landlord's agents, any Superior Lessor nor any Superior Mortgagee shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for such labor or materials shall attach to or affect any estate or interest of the Landlord, any Superior Lessor or the Superior Mortgagee in and to the Real Property.

     Section 8.03  TENANT'S PERFORMANCE OF ALTERATIONS.

     All Alterations shall at all times comply with all Legal Requirements and Insurance Requirements and all Rules and Regulations and shall be made at such times and in such manner as Landlord may from time to time reasonably direct. Tenant, at its expense, shall (a) obtain all necessary municipal and other governmental permits, authorizations, approvals and certificates for the commencement, prosecution and final approval of such Alterations, and upon completion, deliver copies thereof to Landlord, and (b) cause all Alterations to be performed in a good and first-class workmanlike manner, using new materials and equipment at least equal in quality to the original installations of the Building or the then standards for the Building established by Landlord. Alterations shall be promptly commenced and completed and shall be performed in such manner so as not to interfere with the occupancy of any other tenant nor delay or impose any additional expense upon Landlord in the maintenance, cleaning, repair, safety, management, or security of the Building (or the Building Equipment) or in the performance of any Alterations. If any additional expense is reasonably incurred by Landlord, Tenant shall pay such additional expense as Additional Rent upon demand. Tenant shall not use the passenger elevators during Business Hours for haulage or removal of materials or debris except on moving day and Tenant shall not make loud noise during Business Hours in or about the Premises. Throughout the performance of Alterations, Tenant, at its sole cost and expense, shall carry, or cause to be carried, worker's compensation insurance covering all persons employed in connection with the Alterations in statutory limits and general liability insurance (with completed operations endorsement) for any occurrence in or about the Real Property in which Landlord, Landlord's agents, any Superior Lessor and any Superior Mortgagee shall be named as parties insured, in such limits as Landlord may reasonably prescribe, with insurers reasonably to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect before the commencement of its Alterations and, on request, at reasonable intervals thereafter. Upon completion of the Alterations, Tenant shall deliver a complete set of "As Built" drawings and plans to Landlord. No Alterations shall involve the removal of any fixtures, equipment or other property in the Premises which are not Tenant's Property without Landlord's prior consent and unless they shall be promptly replaced, at Tenant's expense, with fixtures, equipment or other property of like utility and at least equal value (which thereupon shall become the property of Landlord). Throughout the Term, Tenant shall keep full and complete records describing its Alterations costing in excess of $10,000 and of the aggregate cost thereof (including architect's and engineer's fees and expenses). Tenant shall, within thirty (30) days after demand by Landlord, furnish to Landlord full and complete copies of such records.

     Section 8.04  NOTICES OF VIOLATION.

     Tenant, at its expense, promptly shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Alterations which shall be issued by any public authority having or asserting jurisdiction.

     Section 8.05  COSTS OF ALTERATIONS; LIENS; INDEMNIFICATION.

     Tenant promptly shall pay the cost of all Alterations. Tenant hereby indemnities Landlord against liability for any mechanics' and other liens filed in connection with Alterations or repairs, including the liens of any chattel mortgages, security agreements or financing statements upon any materials or fixtures installed in and constituting part of the Premises. Tenant, at its expense, shall procure the discharge of all such liens within twenty (20) days after notice of the filing of any such lien against the Real Property or any part thereof. If Tenant shall fail to cause any such lien to be discharged within the period aforesaid, then, in addition to any other right or remedy, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by deposit or bonding proceedings, and in any such event Landlord shall be entitled, if it elects, to compel the prosecution of an action for the foreclosure of such lien and to pay the amount of the judgment in favor of the lien or with interest, costs and allowance. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, shall constitute Additional Rent and shall be paid to Landlord by Tenant on demand.

     Section 8.06  TENANT'S CONTRACTOR.

     Only Landlord or persons first approved by Landlord in Landlord's reasonable discretion shall be permitted to act as contractor for any work to be performed in accordance with this Article 8. Landlord reserves the right to exclude from the Building any person attempting to act as construction contractor in violation of this Article. In the event Tenant shall employ any contractor permitted by this Section, such contractor or any subcontractor may have use of the Building Equipment subject to the provisions of this Lease and the Rules and Regulations governing construction. Tenant will present to Landlord the names of any such contractor or subcontractor Tenant proposes to use in the Premises for Landlord's approval as aforesaid as follows: (a) at least fifteen (15) days prior to the beginning of Major Alterations by such contractor or subcontractor, and (b) at least five (5) days prior to beginning any other Alterations by such contractor or subcontractor.

     Section 8.07  FIXTURES, RESTORATION.

     Upon the termination of this Lease, Tenant shall, on Landlord's request, restore the Premises to their condition prior to the making of any Alterations, reasonable wear and tear and damage by insured casualty excepted. Landlord acknowledges that Tenant shall not be required to restore Landlord's Work or any other Alterations which Landlord does not identify at or prior to the time of approval therefor. Except for Tenant's Property and as provided in this Section 8.07, all fixtures, equipment, Alterations and appurtenances attached to or built into the Premises at the commencement of or during the Term (collectively "FIXTURES"), whether or not at the expense of Tenant, shall be and remain a part of the Premises and shall be deemed the property of Landlord as of the date such Fixtures are completed, or as of the date such Fixtures are attached to or built into the Premises, and shall not be removed by Tenant, except as expressly provided in this Lease. The Fixtures shall include all electrical, plumbing, heating and sprinkling equipment, security systems fixtures, outlets, switches, public address and/or paging systems, venetian blinds, partitions, railings, gates, doors, vaults (including vault doors), paneling, molding, shelving, radiator enclosures, cork, rubber, linoleum, wall-to-wall carpeting, acoustical tiles, special ceilings, composition floors, ventilating, silencing, air conditioning and cooling equipment (excepting Tenant's supplemental air conditioning installed in the Premises by

Tenant, at Tenant's sole cost and expense), and all fixtures, equipment, Alterations and appurtenances of a similar nature or purpose attached to or built into the Premises.


                                    ARTICLE 9
                                     REPAIRS

     Section 9.01  TENANT'S OBLIGATIONS.

     Tenant, at its sole cost and expense, shall take good care of, and make all interior non-structural repairs to, the Premises, Building Equipment therein installed by Tenant at Tenant's expense and Tenant's Property and Fixtures. Tenant shall make and be responsible for (or, at Landlord's election,, Landlord shall make at Tenant's expense) all repairs, interior or exterior, as and when needed to preserve the Premises and the Building Equipment therein and Tenant's Property and Fixtures in good working order and condition, when the need therefor arises out of (a) the performance of or existence of Alterations made by or at the request of Tenant, (b) the installation, use or operation of Tenant's Property or Fixtures, (c) the moving of Tenant's Property or Fixtures in or out of the Building or the Premises, (d) the acts, omissions, negligence or, misuse of or by Tenant or any of its subtenants or any of its or their employees, agents, contractors, licensees or invitees or their use or occupancy of the Premises (except fire or other casualty caused by Tenant's negligence, if the fire or other casualty insurance policies insuring Landlord are not invalidated and the rights of Landlord are not adversely affected by this provision), or (e) Legal Requirements or Insurance Requirements pursuant to the provisions of Section 7.01. Tenant, at its sole cost and expense, shall promptly replace or repair scratched, damaged or broken doors and glass in and about the Premises and shall be responsible for all repairs and maintenance of wall and floor coverings in the Premises (including, without limitation, where Tenant shall lease an entire floor, the walls, elevator doors and floor coverings in the elevator lobby). Tenant, promptly and at its sole cost and expense, shall make all repairs in or to the Premises for which it is responsible. All repairs made by or on behalf of Tenant shall be made in conformity with the provisions of Articles 8 and 9 and shall be at least equal in quality and class to the original work or the then applicable standards for the Building established by Landlord.

     Section 9.02  LANDLORD'S OBLIGATIONS.

     Landlord shall operate the Building in a manner consistent with the standards for first class office buildings in the location in which the Building is located. Landlord shall make all necessary repairs to keep the Building in good repair, excluding, however, (a) repairs of Tenant's Property or Alterations made by or at the request of Tenant, not occasioned by Landlord's wrongful acts or negligence, and (b) repairs which Tenant is obligated to make pursuant to
Section 9.01 and the other provisions of this Lease. Except to the extent occasioned by Tenant's acts or negligence or otherwise set forth in Section 9.01, Landlord shall perform all maintenance and make all necessary repairs to the Building Equipment servicing the Premises. Except for the foregoing, repair obligation, Landlord shall have no liability for the failure of any such Building Equipment. The cost of all repairs and maintenance by Landlord hereunder shall be included in

Expenses. Tenant shall, at its sole expense, maintain, repair and operate in a first-class manner, any supplemental air conditioning system and any life safety or security system which connects to or affects in any manner the Building Equipment. Landlord reserves the right (a) to make emergency repairs to any such Tenant's system without notice, at Tenant's expense, and(by to requite changes to be made by Tenant to any such Tenant's system if the operation thereof adversely affects the Building Equipment. Tenant shall obtain service contracts for such Tenant's systems with contractors approved by Landlord (which approval shall be subject to review from time to time but shall not be unreasonably withheld or delayed). Tenant shall have no access to Building Equipment unless Landlord shall consent thereto. No liability of Landlord to Tenant shall accrue under this Section unless and until Tenant has given notice to Landlord of the necessity of any specific repair for which Landlord has agreed to be responsible under this Lease, and a reasonable time has elapsed in which to make such repair with same not being performed.


                                   ARTICLE 10
                    HEATING, VENTILATION AND AIR CONDITIONING

     Section 10.01  LANDLORD'S OBLIGATIONS.

     As long as this Lease is in full force and effect, Landlord shall maintain and keep in good repair the Building standard ` heating, ventilating and air conditioning systems servicing the Premises, as above provided, and furnish and distribute to the Premises sufficient condenser or hot water as may be necessary to maintain a reasonably comfortable occupancy of the Premises during Business Hours. The on-floor portion of the heating, ventilating and air conditioning equipment will be controlled by Landlord, except as provided below. Landlord agrees to operate the fans, heating, ventilating and air conditioning equipment servicing the Premises in accordance with their design criteria unless Legal Requirements, including but not limited to energy and/or water conservation programs or guidelines, shall provide for any reduction in operations below said design criteria in which case such equipment shall be operated so as to provide reduced service in accordance therewith. Tenant shall not be permitted to make any adjustments to the heating, ventilation and air conditioning equipment except by use of thermostatic controls within the Premises, which Tenant agrees to maintain within the range of settings mandated by any Legal Requirements or governmental standards for temperature or energy related matters. Building Equipment servicing the Premises shall be subject to Landlord's exclusive control, except for said thermostatic controls.

     Section 10.02  SERVICES DURING NON-BUSINESS HOURS.

     The Building windows are sealed. If Tenant shall require heating, ventilating or air conditioning service at any time other than during Business Hours, then, provided Tenant is not in default hereunder, Landlord shall furnish the same upon advance notice from Tenant as set forth in the Rules and Regulations, and Tenant shall pay Landlord's current charges, without premium, for such services as Additional Rent upon being billed therefor, provided, however, if other tenants of the Building are using such services simultaneously with Tenant, Tenant and such other tenant(s) shall each pay their pro-rata share of the cost of such services to Landlord as Additional Rent.

     Section 10.03  TENANT'S SUPPLEMENTAL AIR CONDITIONING.

     If Tenant installs supplemental air conditioning equipment, Tenant shall pay Landlord's charges therefor, without premium, as Additional Rent upon being billed therefor.

     Section 10.04  EXCESSIVE DEMAND.

     Notwithstanding the foregoing provisions of this Article, Landlord shall not be responsible if the normal operation of the Building heating or ventilating system or the air conditioning system serving the Premises shall fail to provide service in accordance with the requirements of this Lease in any portions of the Premises (a) which shall have an electrical load for all purposes (including lighting and power) in excess of the Building's electrical specifications, as reasonably determined by Landlord's consulting. engineer, or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area, or (b) because of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming by, through or under Tenant. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating and air conditioning systems.


                                   ARTICLE II
                                   ELECTRICITY

     Section 11.01  LANDLORD'S OBLIGATIONS.

     Notwithstanding the fact that the electricity serving the Premises may be separately submetered or otherwise separately measured, Landlord shall purchase the electricity for all Tenant's lighting and power, including, without limitation, the operation of the HVAC unit within the Premises, directly from the public utility serving the Building. Landlord shall not be liable in any way to Tenant for any change, failure, inadequacy or defect in the supply or character of electricity furnished to the Premises except if caused by Landlord acts or omissions.

     Section 11.02  TENANT'S OBLIGATIONS.

     Tenant shall be responsible for any repair, maintenance and replacement of any electric meter, panel board and all wires and wiring within the Premises and all feeders and risers serving the Premises installed by or at the request of Tenant, or shall pay Landlord's reasonable charges therefor within thirty (30) days of receipt of written notice from Landlord. At no time shall Tenant's connected electrical load in the Premises exceed `the Building's electrical specifications six (6) watts per square foot for HVAC, six (6) watts per square foot for Tenant's internal equipment and two (2) watts per square foot for lighting) without the prior written approval of the Landlord. Any additional riser or risers to supply Tenant's electrical requirements and all other equipment proper and necessary in connection therewith, upon request of Tenant, will be installed by Landlord, at Tenant's cost and expense, if, in Landlord's reasonable judgment, the same are necessary and will not cause or create a hazardous condition or entail excessive or unreasonable alterations, repairs, or expense, or interfere with or disturb other tenants or operate to preclude other tenants from expanding their electrical capacity. Rigid conduits only will be allowed. In order to ensure that such electrical capacity is not exceeded and to avert possible adverse effects upon the Building's electrical system, Tenant shall not, without the prior written consent of Landlord, make or perform or permit any alteration to wiring installations or other electrical facilities in or serving the Premises or any additions to the electrical fixtures, business machines, or office equipment or appliances (other than personal computers and similar low energy consuming office machines) in the Premises which utilize electrical energy. Landlord shall have the right upon reasonable notice to Tenant, at any time and from time to time during the Term, to cause an electrical survey to be made of the Premises to ensure compliance with the foregoing. Landlord, at its option, before commencing any work to be paid for by Tenant hereunder or at any time thereafter, may require Tenant to furnish to Landlord such security, whether by surety bond, issued by a corporation reasonably satisfactory to Landlord, in form and amount and licensed to do business in the Commonwealth of Massachusetts or otherwise, as Landlord shall deem reasonably necessary to assure the payment for such work by Tenant.

     Section 11.03  REPLACEMENT LIGHTING.

     Landlord shall furnish and install all replacement lighting, tubes, lamps, starters, bulbs, and ballasts required in the Premises (Landlord shall have the right to relamp the Building in sequence), and Tenant shall pay to Landlord or its designated contractor within thirty (30) days of receipt of written notice from Landlord the then established reasonable charges therefor as Additional Rent.


                                   ARTICLE 12
                           CLEANING AND OTHER SERVICES

     Section 12.01  CLEANING SERVICES.

     Provided Tenant keeps the Premises in reasonably good order, and subject to Tenant providing Landlord full access to the Premises, including, without limitation, unrestricted access to the windows, Landlord shall cause the Premises to be cleaned substantially in accordance with the standards set forth in Exhibit E. The cost of said cleaning by Landlord hereunder shall be included in Expenses. Tenant shall pay to Landlord as Additional Rent on demand Landlord's extra charges for: cleaning work or removal of refuse and rubbish in the Premises or the Building required because of (a) misuse or neglect on the part of Tenant or its agents, employees, contractors, licensees or invitees, (b) any glass surfaces other than exterior Building windows, (c) non-Building standard materials or finishes installed by Tenant or at its request, (d) increase in frequency or scope of any of the items set forth in Exhibit E requested by Tenant, and (e) the use of the Premises by Tenant after Business Hours. Landlord and its cleaning contractor and their employees shall have ready access to the Premises at all times except during Business Hours and, to the extent that it will not unreasonably interfere with the operation of Tenant's business, during Business Hours. If Tenant has a permitted separate area for the storage, preparation, service or consumption of food or beverages in the Premises, Tenant, at its sole cost and expense, shall cause all portions of the Premises so used to be kept in a neat and orderly condition to facilitate the cleaning thereof and regularly exterminated to prevent infestation with insects or vermin. Landlord's cleaning services required under this Section may be furnished by a contractor or contractors employed by Landlord. Landlord shall not be in default under this Section unless such default shall continue for an unreasonable period of time after notice from Tenant to Landlord setting forth the specific and continuing nature of such default.

     Section 12.02  ELEVATOR SERVICE.

     Landlord, at Landlord's expense, shall furnish necessary elevator service during Business Hours and shall have an elevator subject to call at all other times. The Building's service elevator may be a dual use freight and passenger car. In the event Tenant shall require the use of the Building's service elevator after hours, subject to scheduling thereof at Landlord's reasonable discretion, Landlord shall provide a service elevator or passenger elevator, as the case may be, for the use of Tenant, provided Tenant gives Landlord reasonable advance notice of the time, the nature of the use to be made of such elevator and Tenant pays Landlord's charge for the use thereof as Additional Rent on demand; provided, however, that there shall be no charge for the use of such elevator at any time before the Commencement Date. Landlord shall have the right to reasonably change the operation or manner of operating any of the elevators in the Building and shall have the right to discontinue, temporarily or permanently, the use of any one or more cars in any of the banks of elevators provided reasonable elevator service is provided to the Premises.

     Section 12.03  WATER.

     Landlord shall supply reasonably adequate quantities of hot and cold water to the Premises for ordinary lavatory, cleaning and drinking purposes. If Tenant requires, uses or consumes water for any other purpose, Tenant shall pay Landlord, as Additional Rent on demand, the cost of any water meter and its installation and of keeping such meter and equipment in good working order and repair and for water consumed as shown on said meter and all sewer and any other rent, tax, levy or charge based thereon which now or hereafter is assessed, imposed or a lien upon the Premises or the Building.

     Section 12.04  INTERRUPTIONS IN SERVICE.

     Landlord reserves the right to stop, interrupt or reduce service of the fans, heating, ventilating or air conditioning systems, elevator, electrical energy, or plumbing or any other service or Building Equipment, because of Legal Requirements, Force Majeure or for repairs or Alterations, which, in the reasonable judgment of Landlord, are desirable or necessary, until the reason for such stoppage, interruption or reduction has been eliminated; provided, however, Landlord shall provide reasonable notice to Tenant of any interruption of services required in connection with any Alterations or any work of a non-emergency nature to be performed by Landlord to the Building or the Building Equipment. If such interruption in service results in

Tenant's inability to occupy the Premises for five (5) consecutive business days, Tenant shall be entitled to an equitable abatement of the rent for such period commencing on the date of such interruption and ending on the date such services are effectively restored. Landlord shall have no responsibility or ability to Tenant for failure to supply any such service or Building Equipment during such period, but agrees that any such repairs, alterations and replacements shall be made using reasonable efforts, subject to Force Majeure, to avoid material interference with the use of the Premises.

     Section 12.05  SECURITY.

     Landlord shall provide security and lighting for the common areas as is customarily provided by other first class office buildings similarly located to the Building in the greater Boston western suburban office building market. If Landlord adopts a building pass system, Landlord shall furnish passes (with the cost of said passes to be paid for by Tenant) to persons for whom Tenant requests the same in writing, and Tenant shall be responsible for all persons to whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission or exclusion from the Building of any person except for Landlord or all persons for whom Landlord is responsible.

     Section 12.06  SIGNS.

     Provided Tenant's signage is consistent with Landlord's reasonable design standards, building codes, zoning and local signage bylaws, Tenant shall be permitted to have signage comparable to signage, if any, of other tenants in the Building, placed in the Building entrance, in the elevator lobbies and on entrance doors to the Premises.

     Section 12.07  OTHER SERVICES.

     Landlord will not be required to furnish any services except as expressly provided in this Lease.


                                   ARTICLE 13
                      ASSIGNMENT, MORTGAGING AND SUBLETTING

     Section 13.01  PROHIBITION.

     Neither this Lease nor any part hereof, nor the interest of Tenant in any sublease or the rentals thereunder, shall, by operation of law or otherwise, be assigned, mortgaged, pledged, encumbered, or otherwise transferred by Tenant, Tenant's legal representatives or successors in interest, and neither the Premises nor any part thereof nor any of Tenant's Property shall be encumbered in any manner by reason of any act or omission on the part of Tenant, or anyone claiming under or through Tenant, or shall be sublet or be used, occupied, or utilized for desk space or for mailing privileges by anyone other than Tenant, without the prior written consent of

Landlord, which shall not be unreasonably withheld or delayed, except as expressly otherwise provided in this Article.

     Section 13.02  PERMITTED ASSIGNMENTS AND SUBLEASES.

          (a) Subject to the provisions of Sections 13.02(c) and 13.030) herein, Tenant shall have the right to assign this Lease, or to sublet the whole or any part of the Premises, to any one or more present or future corporations or other business entities which directly or through one or more intermediaries controls, is controlled by, or is under common control with Tenant (each a "TENANT AFFILIATE"), but only for such periods as such Tenant Affiliate continues to control, continues to be controlled by or remains under common control with Tenant, and maintains a net worth not less than Ten Million ($10,000,000) Dollars. For purposes hereof, "control" shall mean ownership of not less than eighty percent (80%) of all of the legal and equitable interest in any other business entity.

          (b) Tenant shall also have the right to assign its entire interest in this Lease, subject to the provisions of Sections 13.02(c) and 13.030) herein, to: (i) any entity with which Tenant may merge or consolidate, provided the entity surviving such merger or consolidation assumes in writing all of the liabilities of Tenant under the Lease and maintains a net worth of not less than Seven Million Five Hundred Thousand ($7,500,000) Dollars; or (ii) any entity to which Tenant may sell all or substantially all the ownership interests in Tenant (e.g., capital stock, LLC membership interests, etc.) or all or substantially all the assets of Tenant, provided the purchasing entity assumes in writing all of the liabilities of Tenant under the Lease and maintains a net worth of not less than Seven Million Five Hundred Thousand ($7,500,000) Dollars (any of the foregoing permitted assignees or subleases, including Tenant Affiliates, hereinafter being referred to as a "PERMITTED ASSIGNEE").

          (c) Tenant shall give Landlord thirty (30) days prior written notice of any proposed assignment or sublease to a Permitted Assignee, including
     (i) the name and address of the Permitted Assignee, (ii) a detailed description of the Permitted Assignee's business, character and financial references, (iii) a copy of the proposed assignment or sublease including the proposed effective date thereof, (iv) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or subleasee, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease, and (v) sufficient information for Landlord to determine that the assignment or sublease is to a Permitted Assignee. To enable Landlord to determine the ownership of Tenant and any entity which Tenant seeks to have treated as a Permitted Assignee, Tenant agrees to furnish to Landlord, promptly after Landlord's request therefor in connection with a proposed assignment or sublease to such entity, a certificate, summary or listing as to the holders of its stock and/or the holders of the stock of the Permitted Assignee as of the date of the execution of this Lease and/or as of the date of Landlord's request.

     Section 13.03  PROCEDURE.

     In the event that at any time Tenant desires to assign or sublet all or any part of the Premises or to assign its interest in this Lease other than to a Permitted Assignee, the following procedure will apply:

          (a) Tenant shall submit to Landlord the name and address of the proposed subtenant or assignee, a detailed description of such person's business, character and financial references (including its most recent balance sheet and income statements certified by its chief financial officer or a certified public accountant), and any other information reasonably requested by Landlord.

          (b) Tenant shall submit to Landlord (i) a conformed or photostatic copy of the proposed executed assignment or sublease, expressly subject to Landlord's rights hereunder, the effective date of which shall be at least thirty (30) days after the date of the giving of such notice and which shall be conditioned on Landlord's consent thereto (which shall not be unreasonably withheld or delayed), and (ii) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or subleasee, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          (c) In the case of a proposed sublease for the remainder of the Term, Tenant shall grant Landlord the option, to be exercised within fifteen (15) days after receipt of all items to be submitted by Tenant pursuant to this Section, to cancel and terminate this Lease as to such portion of the Premises as are proposed to be subleased, to take effect as of the commencement date of such proposed sublease.

          (d) If Tenant's request is for an Assignment of this Lease, or for a subletting of all or substantially all of the Premises for the remainder of the Term and which will leave Tenant or its successor corporation and related corporations in possession of less than fifty percent (50%) of the original Premises, then Landlord may by notice given to Tenant within fifteen (15) days after receipt of all items to be submitted to Landlord by Tenant pursuant to this Section, terminate this Lease on a date to be specified in said notice ("EARLIER TERMINATION DATE"), which shall be not earlier than one (1) day before the effective date of the proposed assignment or subletting, nor later than ten (10) days after said effective date. Tenant shall then vacate and surrender the Premises on or before the Earlier Termination Date, and the Term of this Lease as to the entire Premises shall end on the Earlier Termination Date as if that were the Expiration Date, or the expiration of a Renewal Term, as applicable.

          (e) If Landlord shall elect to terminate this Lease in whole or in part, Landlord shall be free to, and shall have no liability to Tenant if Landlord should, lease the Premises (or such part thereof) to Tenant's prospective assignee or subtenant. If this

     Lease is terminated as to part of the Premises pursuant hereto or part of the Premises is sublet to Landlord, Tenant shall vacate and surrender such part of the Premises and (i) Landlord shall, at Tenant's sole cost and expense, (1) make such alterations as may be required physically to separate such surrendered space from the remainder of the Premises and to comply with all Legal Requirements and Insurance Requirements, and install all other equipment or facilities which may be required in order to use such sublet portion as a unit separate from the remainder of the Premises and (2) repair or restore to tenantable condition any part of the remainder of the Premises which is physically affected by such separation, if necessary; and (ii) Tenant shall afford Landlord and its tenants reasonably appropriate means of ingress and egress to and from such surrendered space; and (iii) in the event of a partial termination Landlord and Tenant shall execute and deliver a supplementary agreement modifying this Lease, as of the day following such surrender, by eliminating such surrendered space from the Premises, reducing the Rent allocable to the remaining Premises pro rata and appropriately modifying the other terms of this Lease to reflect the elimination of such surrendered space from the Premises.

          (f) In the event Landlord does not exercise its option to terminate this Lease in whole or in part within the fifteen (15) day period specified in this Section, Landlord's consent to such subletting or assignment, as the case may be, shall not be unreasonably withheld or delayed. However, Landlord shall not, in any event, be obligated to consent to any sublease or assignment of this Lease unless:

                (i) In the reasonable judgment of Landlord, the proposed subtenant or assignee, as the may be, is of a character and financial worth such as is in keeping with the reasonable standards of Landlord in those respects for the Building, and the nature of the proposed subtenant's or assignee's business and its reputation is in keeping with the character of the Building and its tenancies;

                (ii) The purposes for which the proposed subtenant or assignee intends to use the Premises or the applicable portion thereof are uses expressly permitted by this Lease;

                (iii) Tenant shall not have advertised or publicized in any way the availability of all or part of the Premises for less than market rent without Landlord's consent;

                (iv) The proposed occupancy shall not increase the Landlord's cleaning requirements or impose a disproportionate burden upon the Building Equipment or Building services;

                (v) The proposed sublease or assignment shall prohibit any assignment or further subletting except in conformity to the provisions of this Article;

                (vi) Tenant shall not be in default in the performance of any of its obligations hereunder; and

                (vii) The proposed subtenant or assignee shall not then be a tenant in the Building or a related corporation of any other tenant (unless Landlord does not have sufficient rentable space in the Building to meet the proposed subtenant's space requirements), or a person then negotiating with Landlord for the rental of any space.

          (g) In the event that Tenant fails to execute and deliver any assignment or "sublease to which Landlord shall have consented within forty-five (45) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of this Article before assigning this Lease or subletting all or any part of the Premises.

          (h) The consent by Landlord to an assignment, transfer, encumbering, or subletting pursuant to any provision of this Lease shall not in any way be deemed consent to any other or further assignment, transfer, encumbering or subletting.

          (i) Tenant shall pay to Landlord all reasonable attorneys' fees and disbursements incurred by Landlord in connection with any proposed assignment or sublease, including the costs of making investigations as to the acceptability of a proposed subtenant or assignee. In furtherance of the foregoing, Tenant shall pay to Landlord at the time it submits the items required by this Section a transfer fee of $1,000.00 towards Landlord's legal and other costs, which shall be payment in full for all such costs.

          (j) No assignment permitted or otherwise consented to by Landlord shall be valid unless, within ten (10) days after the execution thereof, Tenant shall deliver to Landlord a duplicate original instrument of assignment and assumption in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and by the assignee, in which such assignee shall assume for the benefit of Landlord the performance of all of the provisions of this Lease.

     Section 13.04  RENT.

     Notwithstanding anything to the contrary contained herein, if Landlord shall consent to any assignment or subletting and Tenant shall either (a) receive any consideration from its assignee in connection with the assignment of this Lease, or (b) sublet the Premises to anyone for rents which for any period shall exceed the rents payable for the subleased space under this Lease for the same period, Tenant shall pay to Landlord, as Additional Rent, fifty percent (50%) of such excess consideration less any costs or expenses (including without limitation brokerage commissions, attorneys' fees and improvement costs) incurred by Tenant arising out of such sublease or assignment; provided, however, that there shall be no payment required in the case of an assignment or sublease to a Permitted Assignee. Tenant shall not enter into any sublease whereby the rent received by Tenant depends in whole or in part on the income or profits derived by any person from the Premises excepting amounts based on a fixed percentage or percentages of receipts or sales.

     Section 13.05 TENANT'S ONGOING LIABILITY.

     No assignment, subletting, occupancy, or collection or application of rent shall be deemed a waiver of any of the provisions of Section 13.01, or the acceptance of the assignee, subtenant, or occupant as a tenant, or be deemed to relieve, impair, release, or discharge Tenant of its obligations fully to perform the terms of this Lease on Tenant's part to be performed.

     Section 13.06  NON-DISTURBANCE AND ATTORNMENT.

     If Landlord shall recover or come into possession of the Premises before the date herein fixed for the expiration of this Lease, or in the event of an occurrence of any of the events specified in Section 16.02(d), Landlord shall have the right, at its option, to take over any and all subleases of the Premises or any part thereof made by Tenant and to succeed to all the rights of Tenant in said subleases or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of the subleases as Landlord may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or reentry by Landlord hereunder or if Landlord shall otherwise succeed to Tenant's estate in the Premises, at which time Tenant shall upon request of Landlord execute, acknowledge and deliver to Landlord such further assignments and transfers as may be necessary to confirm the vesting in Landlord of the then existing subleases. Every sublease of all or any portion of the Premises is subject to the condition, and by its acceptance and entry into a sublease each subtenant thereunder shall be deemed conclusively to have thereby agreed, that from and after the termination of this Lease or reentry by Landlord hereunder, or if Landlord shall otherwise succeed to Tenant's estate in the Premises, such subtenant shall waive any right to surrender possession or to terminate the sublease, and, at Landlord's election, such subtenant shall attorn to and recognize Landlord as its landlord under all of the then executory terms of such sublease, except that Landlord shall not (a) be liable for any previous act, omission, or negligence of Tenant as sublandlord under such sublease, (b) be subject to any counterclaim or offset which theretofore accrued to such subtenant against Tenant, (c) be bound by any previous modification or amendment of such sublease or by any previous prepayment of more than one (1) month's rent and additional rent which shall be payable as provided in the sublease, (d) be obligated to repair the subleased space or the Building or any part thereof, in the event of total or substantial total damage or in the event of partial condemnation or (e) be obligated to perform any work in the subleased space, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically, upon and as a condition of occupying or using the Premises or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in
Section 6.04(b).

     Section 13.07  Certain LANDLORD RIGHTS.

     References in this Lease to use or occupancy by anyone other than Tenant shall include, without limitation, subtenants, licensees and others claiming under Tenant or under any subtenant, immediately or remotely. The listing of any name other than that of Tenant on any door of the Premises or on any directory or in any elevator in the Building, or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or the Premises, or be deemed to constitute, or serve as a substitute for, any consent of Landlord required under this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant unless any such required consent has been obtained.


                                   ARTICLE 14
                    DAMAGE TO OR DESTRUCTION OF THE PREMISES

     Section 14.01  LANDLORD'S OBLIGATION TO REPAIR; RENT ABATEMENT.

     If the Premises or any part thereof shall be damaged or rendered Untenantable by fire or other insured casualty and if Tenant gives prompt notice thereof to Landlord and this Lease is not terminated pursuant to any provision of this Article, Landlord shall proceed to repair or cause to be repaired such damage to the Premises after and to the extent of Landlord's collection of the insurance proceeds attributable to such damage to the Premises. Except as provided in Section 6.05 and Section 14.04, the rental shall be equitably abated to the extent that the Premises shall have been rendered Untenantable, such abatement to be from the date of such damage to the date the Premises shall no longer be Untenantable; provided, however, should Tenant occupy a portion of the Premises during the period the repair work is taking place and prior to the date the Premises are no longer Untenantable, the rent allocable to such occupied portion, based upon the proportion which the occupied portion of the Premises bears to the Premises Rentable Area, shall be payable by Tenant from the date of such occupancy.

     Section 14.02  TENANT'S RIGHT TO TERMINATE.

     If the Premises shall be materially damaged or rendered substantially Untenantable by fire or other casualty, Landlord has not terminated this Lease pursuant to Section 14.03 and Landlord has not substantially completed the making of the required repairs to the Premises within nine (9) months from the date of the fire or other casualty, plus such additional time after such date as shall equal the aggregate period Landlord may have been delayed in doing so by Force Majeure (but not to exceed an additional three (3) months), Tenant may serve notice on Landlord of its intention to terminate this Lease, and if thirty
(30) days thereafter Landlord shall not have completed the making of the required repairs, this Lease shall terminate on the expiration of such thirty
(30) day period as if such termination date were the Expiration Date, or the expiration of the Renewal Term, as applicable, without prejudice to Landlord's rights under this Lease.

     Section 14.03  LANDLORD'S RIGHT TO TERMINATE.

     If the Premises shall be materially damaged or rendered substantially Untenantable by fire or other casualty or if the Building shall be so damaged by fire or other casualty that substantial alteration or reconstruction of the Building, in Landlord's reasonable, but sole opinion, shall be required (whether or not the Premises shall have been so damaged), then Landlord, at its option, may terminate this Lease by giving Tenant sixty (60) days' notice of such termination, such notice to be given within ninety (90) days after the date of such fire or other casualty. In the event that such notice of termination shall be given, this Lease shall terminate as of the date provided in such notice of termination (whether or not the Term shall have commenced) with the same effect as if that date were the Expiration Date, or the expiration of the Renewal Term, as applicable, without prejudice to Landlord's rights under this Lease.

     Section 14.04  CERTAIN LANDLORD RIGHTS.

     Landlord shall not be liable for any inconvenience to Tenant or injury to the business of Tenant resulting in any way from any such damage by fire or other casualty, or the repair thereof Landlord will not carry insurance of any kind on Tenant's Property, and Landlord shall not be obligated to repair any damage thereto, or replace the same, or bear any of the risk of loss of Tenant's Property. Except as expressly provided in Section 6.04, nothing herein contained shall relieve Tenant from any liability to Landlord or to its insurers in connection with any damage to the Premises or the Real Property by fire or other casualty if Tenant is liable in such respect. Notwithstanding any of the foregoing provisions of this Article, if, by reason of some action or inaction on the part of Tenant or any of its employees, agents, licensees or contractors, either (a) Landlord shall be unable to collect all of the insurance proceeds applicable to damage or destruction or (b) the Premises or the Building shall be damaged or destroyed on account of fire or other casualty then, without prejudice to any other remedy which may be available against Tenant, the abatement of rent provided for in this. Article shall not be effective, subject to Section 6.04 hereof.


                                   ARTICLE 15
                                 EMINENT DOMAIN

     Section 15.01  TOTAL TAKING.

     If the whole of the Real Property or the Premises shall be acquired or condemned by eminent domain, this Lease shall terminate as of the date of the vesting of title in the condemning authority as if said date were the Expiration Date or the expiration of the Renewal Term, as applicable.

     Section 15.02  PARTIAL TAKING.

     If only a part of the Premises shall be acquired or condemned by eminent domain, then, except as otherwise provided in. this Article, this Lease shall continue in force and effect, but from and after the date of the vesting of title, the Fixed Rent shall be an amount which bears the same ratio to the Fixed Rent payable immediately prior to such condemnation as the value of the untaken portion of the Premises (appraised after the taking and repair of any damages to the

Building pursuant to this Section) bears to the value of the entire Premises immediately before the taking and any Additional Rent payable shall be adjusted to reflect the diminution of the Premises. Such value of the Premises before and after the taking shall be determined by an independent appraiser chosen by Landlord and reasonably acceptable to Tenant. Pending such determination, Tenant shall pay to Landlord rent as fixed by Landlord, subject to adjustment after such determination.

     If only a part of the Real Property shall be so acquired or condemned, then
(a) whether or not the Premises shall be affected, Landlord may, within sixty
(60) days following the date of vesting of title, give Tenant thirty (30) days' notice of termination of this Lease or (b) if more than twenty percent (20%) of the total area of the then Premises is acquired or condemned, Tenant may, within sixty (60) days following the date upon which Tenant shall have received notice of vesting of title, give to Landlord thirty (30) days' notice of termination of this Lease. In the event any such thirty (30) day notice of termination is given by Landlord or Tenant, this Lease shall terminate upon the expiration of said thirty (30) days with the same effect as if that date were the Expiration Date, or the expiration of the Renewal Term, as applicable, without prejudice to Landlord's rights against Tenant under this Lease in effect prior to such termination, and the rental shall be apportioned as of such date or sooner termination.

     If a part of the Premises shall be acquired or condemned by eminent domain and this Lease is not terminated pursuant to any provision of this Article, Landlord shall proceed to repair .. or cause, to be repaired such damage to the Premises to the extent permissible by Legal Requirements and the taking authority and to the extent of Landlord's collection of the award for such acquisition or condemnation. Except as provided in Section 6.05 and the applicable portions of Section 14.04, the rental shall be equitably abated to the extent that the Premises shall have been rendered Untenantable, such abatement to be from the date of such condemnation or taking to the date the Premises shall be restored pursuant to the terms of this Section 15.02; provided, however, should Tenant occupy a portion of the Premises during the period the repair work is taking place, the rent allocable to such occupied portion, based upon the proportion which the occupied portion of the Premises bears to the Premises Rentable Area, shall be payable by Tenant from the date of such occupancy. If the entire Premises cannot be repaired pursuant to this
Section 15.02, the rental after the completion of any repairs shall be determined pursuant to the first paragraph of this Section 15.02.

     Section 15.03  AWARD.

     In the event of any such acquisition or condemnation of all or any part of the Real Property, Landlord shall receive the entire award for any such acquisition or condemnation. Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and agrees not to join in any claim made by Landlord and to execute all further documents that may be required in order to facilitate the collection of the award by Landlord. Landlord shall have the right, coupled with an interest, to sign such further documentation on behalf of Tenant. Tenant shall, however, retain the right to make a separate claim for its moving expenses and personal property taken, and the unamortized cost of any Alterations, the cost of which has been paid by Tenant.

     Section 15.04  TEMPORARY TAKING.

     If the temporary use or occupancy of all or part of the Premises shall be condemned or taken, this Lease shall remain unaffected by such condemnation or taking and Tenant shall continue to be responsible for all of its obligations hereunder (except to the extent prevented from so doing by reason of such condemnation or taking) and it shall continue to pay all Fixed and Additional Rent in full. Any lump sum award received by Tenant as compensation for temporary use and occupancy of the Premises shall be delivered to and held by Landlord in trust for the making of rent payments. The rights and interests of Landlord and Tenant to any award received or receivable with respect to a condemnation or taking for temporary use or occupancy shall be in all other respects governed by the applicable provisions of the Superior Lease and/or any Superior Mortgage.

     Section 15.05  AGREEMENT IN LIEU OF TAKING.

     The terms "CONDEMNATION" and "ACQUISITION" as used herein shall include any agreement in lieu of or in anticipation of the exercise of the power of eminent domain between Landlord and any governmental authority authorized to exercise the power of eminent domain. Landlord shall notify Tenant forthwith of any condemnation or acquisition affecting the Premises.


                                   ARTICLE 16
                                     DEFAULT

     Section 16.01  TENANT'S PERFORMANCE A CONDITION.

     Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance.

     Section 16.02  EVENTS OF DEFAULT.

     Each of the following shall be an "Event of Default" under this Lease:

     (a) if Tenant shall default in the payment when due of any Fixed Rent or Additional Rent and such default shall continue for a period of five (5) days after notice of default from Landlord to Tenant; or

     (b) if Tenant shall default in the payment when due of any Fixed Rent or Additional Rent, and any such default shall continue or be repeated for two (2) consecutive payments or for a total of three (3) payments in any twelve (12) month period, and notwithstanding that such defaults shall have each been cured within five (5) days of said notice from Landlord to Tenant; or

     (c) if Tenant shall default in the performance of any term of this Lease on Tenant's part to be performed (other than the payment of Fixed Rent and Additional Rent) and Tenant shall fail to remedy such default within thirty (30) days after notice of such default, or if such default is of such a nature that it cannot be completely remedied within said period of thirty (30) days if Tenant shall not (i) promptly upon the giving by Landlord of such notice, advise Landlord of Tenant's intention to institute all steps necessary to remedy such situation, (ii) promptly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (iii) complete such remedy within a reasonable time after the date of the giving of said notice by Landlord and in any event prior to such time as would either (1) subject Landlord, Landlord's agents, any Superior Lessor or any Superior Mortgagee to prosecution for a crime or (2) in Landlord's reasonable judgment, constitute or result in any material risk of material economic loss to Landlord; or

     (d) if (i) Tenant shall make a general assignment or general arrangement for the benefit of creditors, (ii) a petition for adjudication of bankruptcy or for reorganization or rearrangement shall be filed by or against Tenant and shall not be dismissed within ninety (90) days, or (iii) a trustee or receiver shall be appointed to take possession of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease and possession shall be subjected to attachment, execution or other judicial seizure which shall not be discharged within ninety (90) days. If a court of competent jurisdiction shall determine that any of the acts described in subsection (iii) of this subsection (d) is not a default under this Lease, and a trustee shall be appointed to take possession (or if Tenant shall remain a debtor in possession) and such trustee or Tenant "shall assign, sublease or transfer Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the Rent (or any other consideration) paid in connection with such assignment, transfer or sublease over the Rent payable by Tenant under this Lease; or

     (e) if any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the Term would, by operation of law or otherwise, devolve upon or pass to any person other than Tenant except as is expressly permitted under Article 13; or

     (f) if the Premises shall become deserted or abandoned for a period of thirty (30) consecutive days or if Tenant shall fail to take occupancy of the Premises within forty-five (45.) days after the Commencement Date.


                                   ARTICLE 17
                              REMEDIES OF LANDLORD

     Section 17.01  TERMINATION.

     Upon the occurrence of an Event of Default, Landlord may give to Tenant notice of intention to terminate this Lease and to end the Term and the estate hereby granted on the date of the giving of notice, and, in the event such notice is given, this Lease and the Term and estate hereby granted (whether or not the Term shall have commenced) shall terminate with the same effect as if that day were the Expiration Date, or the expiration of the Renewal Term, as applicable, but Tenant shall remain liable for damages as provided in this
Article 17.

     Section 17.02  RE-ENTRY AND RELETTING.

     Upon the occurrence of an Event of Default:

     (a) Landlord and Landlord's agents may immediately, or at any time after such Event of Default or after the date upon which this Lease and the term shall terminate, reenter the Premises or any part thereof, without notice, either by summary proceedings or by any other applicable action or proceeding or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of its or their property and effects from the Premises, without liability for damage thereto, to the end that Landlord may have, hold and enjoy the Premises, and in no event shall reentry be deemed an acceptance of surrender of this Lease; and

     (b) Landlord, at its option, may relet the whole or any part of the Premises from time to time, either in the name of Landlord, Tenant or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, or the expiration of the Renewal Term, as applicable, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord in its sole discretion may determine. Landlord shall use reasonable efforts, as required by applicable Legal Requirements, to relet the Premises or any part thereof, and to otherwise mitigate its damages, provided, however, Landlord's inability to collect rent upon any such reletting, shall not operate to relieve Tenant of any liability under this Lease, or otherwise to affect any such liability. Landlord, at Landlord's option, may make such repairs, Alterations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

     Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does hereby expressly waive, so far as is permitted by law, any and all rights which Tenant and all such persons might otherwise have to (a) the service of any notice of intention to reenter or to institute legal proceedings to that end, (b) redeem the Premises or any interest therein, (c) re-enter or repossess the Premises, or (d) restore the operation of this Lease, after Tenant shall have been dispossessed by a judgment or by a warrant of any court or judge, or after any reentry by Landlord, or after any termination of this Lease, whether such dispossess, reentry by Landlord or termination shall be by operation of law or pursuant to the provisions of this Lease. The word "RE-ENTER", "REENTRY" and "RE-ENTERED" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

     Section 17.03  EQUITABLE REMEDIES.

     In the event of any breach or threatened breach by Tenant or any person claiming through or under Tenant of any of the terms of this Lease, Landlord shall be entitled to seek to enjoin such breach or threatened breach and shall have the right to invoke any right allowed at ..law or in equity, by statute or otherwise, as if reentry, summary proceedings or other specific remedies were not provided for in this Lease.

     Section 17.04  TENANT'S LIABILITY FOR DAMAGES.

     If this Lease shall terminate as provided in this Article 17, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall reenter the Premises as provided in this Article, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

     (a) Tenant shall pay to Landlord all rent to the date upon which this Lease shall have been terminated or to the date of reentry upon the Premises by Landlord, as the case may be;

     (b) Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such monies shall be credited by Landlord against any rent due at the time of such termination or reentry or, at Landlord's option, against any damages payable by Tenant;

     (c) Tenant shall be liable for and shall pay to Landlord, as damages, any deficiency between the rent payable hereunder for the period which otherwise would have constituted the unexpired portion of the Term (conclusively presuming the Additional Rent to be the same as was payable for the year immediately preceding such termination or reentry) and the net amount, if any, of rents ("NET RENT") collected under any reletting effected pursuant to the provisions of Section 17.02 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's reasonable expenses in connection with the termination of this Lease or Landlord's reentry upon the Premises and in connection with such reletting including all reasonable repossession costs, brokerage commissions, legal expenses, alteration costs and other expenses of preparing the Premises for such reletting);

     (d) Any deficiency in accordance with subsection (c) above shall be paid in monthly installments by Tenant on the days specified in this Lease for the payment of installments of Fixed Rent. Landlord shall be entitled to recover from Tenant each monthly deficiency as the same shall arise and no suit to collect the amount of the deficiency for any month shall prejudice Laodlord's right to collect the deficiency for any prior or subsequent month by a similar proceeding. Alternatively, suit or suits for the recovery of such deficiencies may be. brought by Landlord from time to time at its election;

     (e) Whether or not Landlord shall have collected any monthly deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay Landlord, on demand, as and for liquidated and agreed final damages and not as a penalty, a sum equal to the amount by which the Fixed Rent and Additional Rent payable hereunder for the period to the Expiration Date, or the expiration of the Renewal Term, as applicable, from the earlier of (i) the last date to which all rental payments have been made, or (ii) the latest of the date of termination of this Lease, the date of reentry, or the date through which monthly deficiencies shall have been paid in full (conclusively presuming the Additional Rent to be the same as payable for the year immediately preceding such termination or reentry), exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted at the prevailing interest rate to present worth; and

     (f) In no event shall Tenant be entitled (i) to receive any excess of any Net Rent under subsection (c) over the sums payable by Tenant to Landlord hereunder or (ii) in any suit for the collection of damages pursuant to this Section, to a credit in respect of any Net Rent from a reletting except to the extent that such Net Rent is actually received by Landlord prior to the commencement of such suit. If the Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such reletting and the expenses of reletting.

     Section 17.05  LANDLORD'S FEES AND EXPENSES.

     In the event of an Event of Default, Tenant shall also be liable for all legal and other experts' fees and expenses reasonably paid or incurred by Landlord, whether directly or indirectly, in having any court determine that this Lease is terminated, or in Landlord's recovering possession of the Premises, or in Landlord's appearing in any court, or in Landlord's being a party to any appeal(s) from any such court's determination.

     Section 17.06  RIGHTS CUMULATIVE.

     Each right of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right provided for in this Lease or now or hereafter existing at law or in equity. The exercise or beginning of the exercise by Landlord of any one or more of such rights shall not preclude the exercise by Landlord of any other rights provided for in this Lease or now or hereafter existing. Nothing herein contained shall be construed as limiting the recovery by Landlord against Tenant of any sums or damages to which Landlord may lawfully be entitled by reason of any default hereunder.

     Section 17.07  RIGHTS OF BANKRUPTCY TRUSTEE.

     Without limiting any of the provisions of Section 17.01, if pursuant to the Federal Bankruptcy Code Tenant is permitted to assign this Lease in disregard of the restrictions contained in Article 13 (or if this Lease shall be assumed by a trustee) the trustee or assignee shall cure any default under this Lease and shall provide adequate assurance of future performance by the trustee or assignee, including (a) the source of payment of rent and performance of other obligations under this Lease, for which adequate assurance shall mean the deposit of cash security with Landlord in an amount equal to the sum of one year's Fixed Rent then reserved hereunder plus an amount equal to all Additional Rent payable under Article 4 and other provisions of this Lease for the Calendar Year preceding the year in which such assignment is intended to become effective, which deposit shall be held by Landlord, without interest, for the balance of the Term as security for the full and faithful performance of all of the obligations under this Lease on the part of Tenant yet to be performed and that any such assignee of this Lease shall have a net worth exclusive of good will, computed in accordance with generally accepted accounting principles, equal to at least ten (10) times the aggregate of the annual Fixed Rent reserved hereunder plus all Additional Rent for the preceding Calendar Year as aforesaid and (b) that the use of the Premises shall in no way diminish the reputation of the Building as a first-class office building or impose any additional burden upon the Building Equipment or increase the services to be provided by Landlord. If all defaults are not cured and such adequate assurance is not provided within sixty (60) days after there has been an order for relief under the Bankruptcy Code, then this Lease shall be deemed rejected, Tenant or any other person in possession shall vacate the Premises, and Landlord shall be entitled to retain any rent or security deposit previously received from Tenant and shall have no further liability to Tenant or any person claiming through Tenant or any trustee. If Tenant receives or is to receive any valuable consideration for such an assignment of this Lease, such consideration, after deducting therefrom (i) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (ii) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's Property in the Premises, shall be and become the sole exclusive property of Landlord and shall be paid over to Landlord directly by such assignee.

                                   ARTICLE 18
                CURING TENANT'S DEFAULTS; APPLICATION OF PAYMENTS

     Section 18.01  LANDLORD'S OPTION TO CURE.

     If Tenant shall default in the performance of any term of this Lease on Tenant's part to be performed, Landlord, without thereby waiving such default, may, but shall not be obligated to, perform the same for the account and at the expense of Tenant, without notice in case of emergency and upon five (5) days' prior notice after the expiration of the applicable grace period in all other cases. Landlord may enter the Premises at any time to cure any default. Bills for any expenses incurred by Landlord in connection with any such performance or involved in collecting or endeavoring to collect rent or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease or pursuant to law, including reasonable attorneys' fees and any cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, shall be paid by Tenant as Additional Rent on demand.

     Section 18.02  APPLICATION OF PAYMENTS.

     In the event that Tenant is in arrears in payment of rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited and Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of any designation by Tenant as to the items against which any such payments shall be credited.


                                   ARTICLE 19
                       NON-LIABILITY AND INDEMNIFICATION

     Section 19.01  LANDLORD'S LIABILITY.

     No owner of the Real Property shall be liable under this Lease except for breaches of Landlord's obligations occurring while owner of the Real Property. The obligations of Landlord shall be binding upon the assets of Landlord which comprise the Real Property but not upon other assets of Landlord. No individual partner, trustee, stockholder, officer, director, employee, advisor or beneficiary of Landlord shall be personally liable under this Lease and Tenant shall look solely to Landlord's interest in the Real Property in pursuit of its remedies upon an event of default hereunder, and the general assets of Landlord and its partners, trustees, stockholders, officers, employees, advisors or beneficiaries shall not be subject to levy, execution or other enforcement procedure for the satisfaction of the remedies of Tenant. The term "Landlord" shall mean only the owner at the time in question of the present Landlord's interest in the Building and in the event of a sale or transfer of the Building (by operation of law or otherwise), or in the event of the making of a lease of all or substantially all of the Building, or in the event of a sale or transfer (by operation of law or otherwise) of the leasehold estate under any such lease, the grantor, transferor or lessor as the case may be, shall be and hereby is (to the extent of the interest or portion of the Building or leasehold estate sold, transferred or leased) automatically and entirely released and discharged, from and after the date of such sale, transfer or leasing, of all liability in respect of the performance of any of the terms of this Lease on the part of the Landlord thereafter to be performed; provided, that the purchaser, transferee or lessee (collectively "TRANSFEREE") shall be deemed to have assumed such liability and agreed to perform such terms, subject to the limitations of this
Section 19.01 (and without further agreement between the then parties hereto, or among such parties and the Transferee) and only during and in respect of the Transferee's period of ownership of the Landlord's interest under this Lease.

     Section 19.02  LIMITATIONS ON LIABILITY.

     Except and to the extent a court of competent jurisdiction shall have determined that Landlord has failed to perform the obligations expressly imposed upon Landlord hereunder or shall have been negligent, neither any (a) performance by Landlord, Tenant or others of any repairs or Alterations in or to the Real Property, Building Equipment or Premises, (b) failure of Landlord or others to make any such repairs or Alterations, (c) damage to the Building Equipment, Premises or Tenant's Property, (d) injury to any persons, caused by other tenants or persons in the Building, or by operations in the construction of any private, public or quasi-public work, or by any other cause, (e) latent defect in the Building, Building Equipment or Premises, (f) temporary or permanent covering or bricking up of any windows of the Premises for any reason whatsoever including, without Limitation, Landlord's own acts, any Legal Requirement or any Insurance Requirement, nor (g) inconvenience or annoyance to Tenant or injury to or interruption of Tenant's business by reason of any of the events or occurrences referred to in the foregoing subdivisions (a) through (f) shall impose any liability on Landlord to Tenant. `No representation is made that the communications or security system, devices or procedures of the Building will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of any of Tenant's Property or the property of any other person. Landlord reserves the right to discontinue or modify such communications or security systems or procedures without liability.

     Section 19.03  INDEMNIFICATION.

     Tenant hereby indemnifies Landlord against liability or expense (including reasonable attorneys fees and disbursements) in connection with or arising from
(a) any default by Tenant in the performance of any provisions of this Lease, and/or (b) the use or occupancy or manner of use or occupancy of the Premises by Tenant or any person claiming by, through or under Tenant, and/or (c) any acts, omissions or negligence of Tenant or any such person, or the contractors, agents, employees, invitees or licensees of Tenant or any such person, in or about the Premises or the Real Property either prior to, during or after the expiration of the Term. Landlord hereby indemnifies Tenant against liability or expense (including reasonable attorneys fees and disbursements) in connection with or arising from (a) any default by Landlord in the performance of any provisions of this Lease, and/or (b) any acts, omissions or gross negligence of Landlord or any such person, or the contractors, agents, employees, invitees or licensees of Landlord or any such person, in or about the Premises or the Real Property. Tenant shall pay to Landlord as Additional Rent sums equal to all losses and other liabilities referred to in this Section 19.03.

     Section 19.04  LIABILITY OF TENANT .

     If at any time Tenant shall be comprised of two or more persons, or Tenant's obligations under this Lease shall have been guaranteed by any person or Tenant's interest shall have been assigned, the word "Tenant" as used herein shall mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease.


                                   ARTICLE 20
                                    YIELD UP

     Section 20.01  YIELD UP.

     On the Expiration Date or on the expiration of the Renewal Term, as applicable, or upon the sooner termination of this Lease or upon any reentry by Landlord upon the Premises, Tenant shall, at its sole cost and expense, quit, surrender, vacate and deliver the Premises to Landlord "broom clean" and in good order, condition and repair except for ordinary wear and tear or damage by fire or other casualty. Tenant shall remove from the Real Property all of Tenant's Property and all personal property and personal effects of all persons claiming through or under Tenant, and shall promptly pay Landlord the reasonable cost to repair all damage to the Premises and the Real Property occasioned by such removal.

     Section 20.02  ABANDONMENT OF PERSONAL PROPERTY.

     Any Tenant's Property or other personal property which shall remain in the Premises after the termination of this' Lease shall be deemed to have been abandoned and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit; provided, however, that notwithstanding the foregoing, Tenant will, upon request of Landlord made not later than twenty (20) days after the termination of the Lease, promptly remove from the Building any such Tenant's Property or other personal property at Tenant's own cost and expense. If such Tenant's Property or other personal property or any part thereof not removed shall be sold by Landlord, Landlord may receive and retain the proceeds of such sale and apply the same, at its option, against the expenses of the sale, moving and storage, arrears of Parent and any damages to which Landlord may be entitled. Any excess expense incurred by Landlord in removing or disposing of such Tenant's Property or other personal property shall be reimbursed to Landlord by Tenant as Additional Rent on demand.

     Section 20.03  INDEMNIFICATION.

     If the Premises are not surrendered upon termination of this Lease, Tenant hereby indemnities Landlord and holds it harmless against any loss and/or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant or prospective tenant founded upon such delay, or any loss of a prospective tenancy relating to such delay; provided, however, Landlord shall use reasonable efforts to mitigate its damages in connection with claims which may be made by a succeeding or prospective tenant.

     Section 20.04  HOLDOVER.

     In the event Tenant remains in possession of the Premises after the termination of this Lease without the execution of a new lease, Tenant, at the option of Landlord without waiving the liability of Tenant specified in Section 20.04, shall be deemed to be occupying the Premises as a tenant from month to month, at a monthly rental equal to one and one-half times the Fixed Rent and Additional Rent payable during the last month of the Term, subject to all of the other terms of this Lease insofar as the same are applicable on a month-to-month tenancy. After termination of the Lease, Landlord may accept payment from Tenant as on account for expenses or damages owed to Landlord or Landlord may credit such payment toward holdover rent, but no such acceptance shall be deemed to grant a new tenancy to Tenant or to otherwise grant Tenant any right to remain in the Premises. Notwithstanding the foregoing, if Tenant shall hold over or remain in possession of any portion of the Premises beyond the expiration or earlier termination of this Lease, Tenant shall be subject not only to a summary proceeding and all damages related thereto, but also to Landlord's indemnity claim pursuant to Section 20.03. All damages to Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant.

     Section 20.05  SURVIVAL OF PROVISIONS.

     Tenant's obligations under this Article shall survive the termination of this Lease.


                                   ARTICLE 21
                          SUBORDINATION AND ATTORNMENT

     Section 21.01  SUBORDINATION.

     This Lease and all rights of Tenant hereunder are subject and subordinate in all respects to (a) all present and future ground leases, operating leases, superior leases, overriding leases and underlying leases and grants of term of the Real Property and the Building or any portion thereof (collectively, including the applicable items set forth in Subsection (d) of this Section 21.01, the "SUPERIOR LEASE") whether or not the Superior Lease shall also cover other lands or buildings, (b) all mortgages and building loan agreements, including leasehold mortgages, which may now or hereafter affect the Real Property, the Building, the Real Property or the Superior Lease (collectively, including the applicable items set forth in Subsections (c) and (d) of this Section 21.01, the "SUPERIOR MORTGAGE"), whether or not any Superior Mortgage shall also cover other lands or buildings or leases, (c) each advance made or to be made under any Superior Mortgage, and (d) all renewals, modifications, replacements, substitutions and extensions of the Superior Lease and any Superior Mortgage. The provisions of this Section 21.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver, at its own cost and expense, any instrument, in recordable form if requested, that Landlord, the lessor under the Superior Lease (the "SUPERIOR LESSOR") or the holder of any Superior Mortgage (the "SUPERIOR MORTGAGEE") may reasonably request to evidence such subordination; and if Tenant fails to execute, acknowledge or deliver any such instrument within twenty (20) days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, to execute, acknowledge and deliver any such instruments for and on behalf of Tenant. Upon Tenant's request, Landlord shall deliver to Tenant a non-disturbance agreement in the form customarily provided by the applicable Superior Lessor or Superior Mortgagee and executed by Landlord and such Superior Lessor or Superior Mortgagee. Upon execution of this Lease, Landlord, Tenant and PNC Bank, National Association will execute a Non-Disturbance, Attornment and Subordination Agreement, substantially in the form of EXHIBIT F hereto. Landlord represents that as of the date of this Lease there is no Superior Lessor. Any Superior Mortgagee may elect that this Lease shall have priority over such Superior Mortgage and, upon notification thereof by such Superior Mortgagee to Tenant, this Lease shall be deemed to have priority over such Superior Mortgage, whether this Lease is dated prior to or subsequent to the date of such Superior Mortgage. If, in connection with the obtaining, continuing or renewing of financing for which the Building, Real Property or the interest of the lessee under the Superior Lease represents collateral, in whole or in part, any bank, insurance company, pension fund or other lending institution shall request reasonable modifications of this Lease as a condition of its granting such financing, Tenant will not unreasonably withhold its consent thereto, provided that such modifications do not increase the Fixed Rent, materially and adversely increase the obligations of Tenant hereunder or materially and adversely affect Tenant's rights hereunder. Tenant agrees that it will take no steps to terminate this Lease or abate rent payable hereunder without giving each Superior Lessor, and any Superior Mortgagee requesting same, written notice of any default by Landlord and the opportunity to cure such default (without any obligation on the part of any such person to cure such default) within (30) days thereafter or such longer period as may be reasonably necessary to effect such cure. Tenant agrees that this Lease shall not terminate or be terminable by Tenant by reason of any ..termination of a Superior Lease, by summary proceedings or otherwise and that this Lease shall not be affected in any way whatsoever by any such proceeding or termination.

     Section 21.02  SUCCESSOR LANDLORD.

     If the holder of any Superior Lease or Superior Mortgage shall succeed to the rights of Landlord under this Lease by possession, foreclosure, deed in lieu of foreclosure, summary proceedings or otherwise, Tenant shall, without further instruments of attornment, attorn to such holder. For purposes of this Section 21.02, the term "SUCCESSOR LANDLORD" shall mean and include (a) any person, including but not limited to any Superior Lessor or Superior Mortgagee, who, prior to the termination of this Lease, acquires or succeeds to the interest of Landlord under this Lease through summary proceedings, foreclosure action, assignment, deed in lieu of foreclosure or otherwise, and (b) the successors and assigns of any person referred to in clause (a) of this sentence. Upon any Successor Landlord's so acquiring, or so succeeding to, the interest of Landlord under this Lease, Tenant shall, at the election and upon the request of the Successor Landlord, and without further instruments of attornment, fully attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease upon the then executory terms of this Lease. No Successor Landlord shall be bound by any prepayment of rent or additional rent for more than one month in advance or any amendment or modification of this Lease made without the consent of such Successor Landlord. Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right of election to terminate this Lease or to surrender possession of the Premises in the event the Superior Lease is terminated. The foregoing provisions of this Section shall inure to the benefit of any such Successor Landlord, shall be self-operative, and no further instrument shall be required to give effect to said provisions. Upon demand of any such Successor Landlord, Tenant agrees to execute instruments to evidence and confirm the foregoing provisions of this
Section 21.02 satisfactory to any such Successor Landlord. Tenant hereby constitutes and appoints Landlord attorney-in-fact for Tenant to execute any such instrument for and on behalf of Tenant, such appointment being coupled with an interest. Nothing contained in this Section shall be construed to impair any right otherwise exercisable by any such owner, holder or lessee.


                                   ARTICLE 22
                         ESTOPPEL AND ERISA CERTIFICATES

     Section 22.01  ESTOPPEL CERTIFICATE.

     At any time and from time to time upon not less than fifteen (15) days' prior notice by Landlord or any Superior Lessor or any Superior Mortgagee to Tenant, Tenant shall, without charge, execute, acknowledge and deliver to Landlord a statement in writing in recordable form prepared by Landlord addressed to such party as Landlord may designate or in form reasonably satisfactory to Landlord certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) whether the Tenant has commenced and Fixed Rent and Additional Rent have become payable hereunder and, if so, the dates to which they have been paid, (c) whether or not, to the best knowledge of the signer of such certificate, Landlord is in default in performance of any of the terms of this Lease and, if so, specifying each such default of which the signer may have knowledge, (d) whether Tenant has accepted possession of the Premises, (e) whether Tenant has made any uncollected claim against Landlord under this Lease and, if so, the nature thereof and the dollar amount, if any, of such claim, (f) whether there exist any offsets or defenses against enforcement of any of the terms of this Lease upon the part of

Tenant to be performed and, if so, specifying the same and (g) such further information with respect to the Lease or the Premises as Landlord may reasonably request or any Superior Mortgagee or any Superior Lessor may require, it being intended that any such statement delivered pursuant hereto may be relied upon by any prospective purchaser of the Real Property or any part thereof or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage or lease thereof The failure of Tenant to execute, acknowledge and deliver to Landlord a statement in accordance with the provisions of this Section within said fifteen (15) day period shall constitute an acknowledgment by Tenant, which may be relied on by any person who would be entitled to rely upon any such statement, that such statement as submitted by Landlord is true and correct. Notwithstanding such acknowledgment, Tenant shall, at Landlord's option, be in default hereunder for its failure to execute such statement.

     Section 22.02  ERISA CERTIFICATE.

     Upon execution of this Lease, and periodically thereafter as requested by Landlord, Tenant agrees to provide Landlord with such information as Landlord may reasonably require in order to evaluate the compliance of this Lease and related transactions with the Employee Retirement Income Security Act of 1974, as amended. The foregoing shall not require Tenant to disclose material of a confidential or proprietary nature.


                                   ARTICLE 23
                          ACCESS, CHANGE IN FACILITIES

     Section 23.01  RESERVATIONS TO LANDLORD.

     All parts (except non-glass surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, atrium access ways to atria not within any tenant's premises, terraces, stairs, landings and roofs adjacent to the Premises, all space in or adjacent to the Premises used for columns, shafts, stacks, stairways, risers, elevator shafts and machinery, conduits, air. conditioning rooms, telephone rooms, fan rooms, heating, ventilating, air conditioning, plumbing, electrical and other mechanical facilities, service closets and other Building Equipment, and the use thereof, as well as access thereto through the Premises for the purposes of operation, decoration, cleaning, maintenance, safety, security, alteration and repair, are hereby exclusively reserved to Landlord. Landlord may install, use, control and maintain pipes, fans, ducts, wires and conduits within or through the Premises, or through the walls, columns and ceilings therein, provided that the installation work will not unreasonably interfere with Tenant's use and occupancy of the Premises.

     Section 23.02  LANDLORD'S RIGHT TO CHANGE COMMON AREAS.

     Landlord reserves the right at any time and from time to time to subdivide, re-subdivide, add to, change, relocate, improve, or demolish all or any portion of the Real Property, Buildings, common areas, and parking areas so long as neither the total number of parking spaces available to Tenant nor the capacity of the cafeteria or exercise facilities are reduced (including without limitation the right to add additional floors, to the Buildings, to build new improvements adjoining the Buildings, to erect one or more additional buildings on the common areas, to expand the Building to cover a portion of the common areas, to convert common areas to a portion of the Building, to convert any portion of the Building to common areas, and to change, relocate, remove, or designate those parties who may use the lobbies, corridors, elevators, escalators, and loading docks). Landlord further reserves the right to enter into a ground lease, or to sell, lease, or finance all or any portion of the Real Property, Buildings, common areas and parking areas. Landlord may exercise any of these rights provided any such change (a) does not unreasonably deprive Tenant of access to the Premises and (b) does not diminish the size of the Premises or deprive Tenant of the substantial benefit and enjoyment of the Premises. Landlord's exercise of these rights shall not require Landlord to compensate Tenant in any way and shall not entitle Tenant to an abatement of Rent, nor shall it result in any liability to Landlord or in any way affect Tenant's obligations under this Lease unless otherwise provided in this Lease.

     Upon erection or change of the location of the buildings, the portion of the Real Property on which the buildings or structures have been erected shall no longer be deemed to be part of the common areas, except to the extent the building contains common areas. If any changes in the size or use of the Building or common areas are made, Landlord shall make an appropriate adjustment in the rentable area of the Building and in Tenant's share of the Expenses payable pursuant to Article 4 of this Lease.

     Section 23.03  LANDLORD'S ACCESS.

     Landlord or Landlord's agents (and any Superior Lessor, Superior Mortgagee and their agents) shall have the right to enter the Premises at all reasonable times, whether or not during Business Hours, and, except in cases of emergency, upon reasonable prior notice to Tenant and without unreasonably interfering with Tenant or its use or enjoyment of the Premises, for any of the purposes specified in this Lease and (a) to examine the Premises or for the purpose of performing any obligation of Landlord or exercising any right reserved to Landlord in this Lease, to the Superior Lessor in the Superior Lease, or to the Superior Mortgagee in the Superior Mortgage; (b) to exhibit the Premises to others during the final nine (9) months of the Term; (c) to make or cause to be made such repairs or Alterations, or to permit electrical or other utility meters to be read, or to perform such maintenance, including the maintenance of Building Equipment, as Landlord may deem reasonably necessary; (d) to take into and store upon the Premises all materials that may be required in connection with any such repairs, Alterations or maintenance; and (e) to alter, renovate and decorate the Premises at any time during the Term if Tenant shall have removed all or substantially all of Tenant's Property from the Premises. If Tenant, its agents or employees shall not be present or shall not permit an entry into the Premises at any time when such entry shall be permissible, Landlord may use a master key to enter the Premises without any liability therefor. Landlord or Landlord's agents shall have the right to permit access to the Premises at any time, whether or not Tenant shall be present, to any receiver, trustee, marshal or other person entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, any Tenant's Property or property of any other occupant of the Premises, or for any other lawful purpose, or by any representative of the fire, police, building, sanitation or other department or instrumentality of the municipal, state or federal governments. Nothing contained in, nor any action taken by Landlord under, this Section shall be deemed to constitute recognition by Landlord that any person other than Tenant has any right or interest in this Lease or the Premises.


                                   ARTICLE 24
                                  MISCELLANEOUS

     Section 24.01  SECURITY DEPOSIT.

     (a) Tenant has deposited with Landlord the Security Deposit as security for the full, faithful and punctual performance by Tenant of all of the terms of this Lease, whether in cash or by delivery to Landlord of a clean, irrevocable letter of credit in the amount of the Security Deposit. In the event Tenant defaults in the performance of any of the terms of this Lease, including the payment of Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any Rent or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms of this Lease, including any damages or deficiency in the reletting of the Premises, whether accruing before or after summary proceedings or other reentry by Landlord. In the case of every such use, application or retention, Tenant shall, on demand, pay to Landlord the sum so used, applied or retained which shall be added to the Security Deposit so that the same shall be replenished to its former amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall keep such deposit separate from its general accounts in an interest bearing account, which accrued interest shall be added to the principal amount of the Security Deposit. The Security Deposit shall not be deemed a limitation on Landlord's damages or a payment of liquidated damages or a payment of the monthly Rent due for the last month of the Term of this Lease. The Security Deposit and accrued interest, or so much of it as has not been applied by Landlord to cure defaults, as described in this Section 24.01, shall be returned to Tenant together with an itemized account of any deductions therefrom after the termination of this Lease and within forty-five (45) days after delivery of exclusive possession of the Premises to Landlord. In the event of a sale or lease of the Building, Landlord shall have the right to transfer the Security Deposit to the vendee or lessee and Landlord shall immediately be released by Tenant from all liability for the return of such Security Deposit; and Tenant agrees to look solely to the new owner or landlord for the return of said Security Deposit; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security Deposit to a new owner or landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as the Security Deposit and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or encumbrance. This Lease does not create a trust relationship between Landlord and Tenant with respect to such Security Deposit, and Landlord shall be entitled to treat such Security Deposit as Landlord's own property, subject only to Tenant's right to receive repayment of it as and to the extent provided in this Section.

     (b) If the Security Deposit is in the form of an unconditional, irrevocable letter of credit, such letter of credit shall be issued by a financial institution reasonably acceptable to

Landlord and in the form of Exhibit G hereto. The letter of credit shall be renewed by Tenant at least thirty (30) days prior to expiration and shall remain in effect until forty-five (45) days after the scheduled end of the Term of the Lease, as such Term may be renewed or extended.

     (c) On the last day of the third Lease Year and/or on the last day of the fourth Lease Year, if Tenant meets the Creditworthiness Test set forth in
Section 24.01(d) below, is not in default under the Lease beyond any applicable grace or cure period, and in particular if Tenant is current in its payment of all amounts of Fixed Rent and Additional Rent then due, $103,750 of the Security Deposit shall be refunded to Tenant on each such date, or if the Security Deposit is in the form of an unconditional, irrevocable letter of credit, Landlord shall consent to a $103,750 reduction in the amount of said letter of credit on each such date.

     (d) Tenant shall be entitled to reductions in the amount of the Security Deposit as described in subsection (c), above, if and only if, within thirty
(30) days prior to the expiration of the third and/or fourth Lease Years Tenant has delivered to Landlord evidence reasonably acceptable to Landlord evidencing that the Tenant has satisfied the following creditworthiness test (the "CREDITWORTHINESS TEST"):

           (i)   If Tenant has rated long-term debt, its current rating must be:
     AA or better (if rated by Moody's Investors Service) and AA or better (if rated by Standard & Poor's); or

           (ii)  If Tenant does not have rated long-term debt, Tenant must have:
     (1) current stockholder's equity of at least Seven Million Five Hundred Thousand ($7,500,000) Dollars, (2) current assets of at least Twenty Million ($20,000,000) Dollars, (3) EBIT of at least Seven Million Five Hundred Thousand ($7,500,000) Dollars for Tenant's most recently concluded fiscal year, (4) a current ratio of at least 1.5, and (5) a ratio of Gross Margin to Revenue of at least 60%.

     (e) If Tenant shall have exercised its Renewal Option (as such term is defined in Section 26.01 hereof), as a condition of the commencement of the Renewal Term, and provided that Tenant continues to meet the Creditworthiness Test, the Security Deposit, as it may have been reduced pursuant to this Section 24.01, shall continue to be held by Landlord pursuant to the terms of this
Section 24.01 (a), and shall not be further reduced. If Tenant does not meet the Creditworthiness Test upon commencement of the Renewal Term, Tenant shall increase the Security Deposit as reasonably required by Landlord.

     Section 24.02  NOTICES.

     Whenever, by the terms of this Lease, notices, consents or approvals shall or may be given either to Landlord or to Tenant, they shall be in writing and shall be: (a) sent by United States Postal Service, certified mail, return receipt requested, (b) sent by any nationally known overnight delivery service for next business day delivery, (c) delivered in person to an authorized officer. All notices shall be addressed to the parties at the addresses below:

     (a) If intended for Landlord, addressed to Landlord at Landlord's Address for Notices set forth on page one of this Lease, with a copy to Lemer & Holmes PC, 265 Franklin Street, 18th Floor, Boston, MA 02110 (or. to such other address as may from time to time hereafter be designated by Landlord by like notice).

     (b) If intended for Tenant, addressed to Tenant at Tenant's Address for Notices set forth on page one of this Lease until the Commencement Date and thereafter to the Premises (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).

     Section 24.03  QUIET ENJOYMENT.

     If, and so long as, Tenant pays the rent and keeps, observes and performs each and every provision of this Lease on the part and on behalf of Tenant to be kept, observed and performed, Tenant shall peaceably and quietly enjoy the Premises throughout the Term without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms of this Lease and, following the succession of any Superior Lessor or Superior Mortgagee to the interest of Landlord, to the rights of any Superior Lessor and/or any Superior Mortgagee, as they may be modified by a nondisturbance agreement between Tenant and any such Superior Lessor or Superior Mortgagee.

     Section 24.04  RULES AND REGULATIONS.

     Tenant and its employees, agents, invitees, legal representatives and licensees shall faithfully observe and strictly comply with, and shall not permit violation of, the Rules and Regulations and such reasonable changes therein as Landlord hereafter may make and communicate to Tenant. Tenant's right to dispute the reasonableness of any additional Rules and Regulations shall be deemed waived unless asserted to Landlord within twenty (20) days after Landlord shall have given Tenant notice of the adoption of any such additional Rules and Regulations. In case of any conflict or inconsistency between the provisions of the Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall control. Landlord shall have no duty or obligation to enforce any Rule or Regulation, or any term, covenant or condition of any other lease, against any other tenant; provided, however if said Rules and Regulations are enforced by Landlord they shall be applied and enforced against all tenants of the Building in a nondiscriminatory fashion. Any consent, approval or the like required pursuant to said Rules and Regulations shall not be unreasonably withheld or delayed.

     Section 24.05  NOTICE OF ACCIDENTS.

     Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of any accident, emergency, occurrence for which Landlord might be liable, fire or other casualty and all damages to or defects in the Premises, the Building or the Building Equipment, for the repair of which Landlord might be responsible or which constitutes Landlord's property. Such notice shall be given by facsimile or personal delivery to the address of Landlord then in effect for notices.

     Section 24.06  NO REPRESENTATIONS.

     Tenant expressly acknowledges that neither Landlord nor any of Landlord's agents has made or is making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, renderings, promises or statements, except to the extent that the same are expressly set forth in this Lease, and no rights, easements or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. Without limiting the generality of the foregoing, Tenant expressly acknowledges that neither Landlord nor any of Landlord's agents has made or is making, any warranties or representations concerning any hazardous materials, or other environmental matters affecting any part of the Real Property and Landlord hereby expressly disclaims and Tenant waives any express or implied warranties with respect to any such matter.

     Section 24.07  BROKERAGE.

     Tenant represents to Landlord and Landlord represents to Tenant that in the negotiation of this Lease it/they dealt with no broker other than Broker (whose fees shall be payable by Landlord) and no other brokers participated in bringing about this Lease. Tenant and Landlord hereby indemnify each other and agrees to defend and hold each other harmless from and against any claim or liability arising out of any inaccuracy or alleged inaccuracy of the above representation.

     Section 24.08  CONSENTS.

     Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant shall reimburse Landlord, in an amount up to $1,000 for each such request for action or consent, for all of Landlord's reasonable costs incurred in reviewing the proposed action or consent, including, without limitation, reasonable attorneys', engineers' or architects' fees, on demand, as Additional Rent. Tenant shall be required to make such reimbursement without regard to whether Landlord consents to any proposed action.

     Section 24.09  LEASE NOT TO BE RECORDED, NOTICE OF LEASE.

     At the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver a notice or short form of this Lease sufficient for recording. Such notice shall not in any circumstance be deemed to change, or be deemed a construction of this Lease, or, in the event of conflict, control or otherwise affect any of the terms of this Lease. Tenant agrees not to record this Lease (whether directly or indirectly) or any other document related hereto other than any such notice.

     Section 24.10  INABILITY TO PERFORM.

     This Lease and the obligations of Tenant to pay rent and perform all of the terms of this Lease on the part of Tenant to be performed shall in no way be affected because Landlord is unable or delayed in fulfilling any of its obligations under this Lease by reason of Force Majeure. Landlord shall be under no obligation to employ overtime labor in order to satisfy any of Landlord's obligations under this Lease.

     Section 24.11  WAIVER.

     In the event Landlord commences any summary proceeding (whether for nonpayment of rent, or for Tenant's holding over, or otherwise), or an ejectment action to recover possession of the Premises, or other action for nonpayment of rent, Tenant covenants and agrees that it will not interpose any counterclaim (excepting compulsory counterclaims) in any such action or proceeding, or seek by consolidation or otherwise to interpose any counterclaim. To the extent permitted by applicable law, Tenant hereby waives trial by jury and agrees that Tenant will not interpose any counterclaim (excepting compulsory counterclaims) or prosecute any independent claim of whatsoever nature or description in any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Premises, any claim of injury or damage, or any emergency or other statutory remedy with respect thereto. Any claim that Tenant may have against Landlord shall be separately prosecuted. The provisions of this Section 24.12 shall survive the breach or termination of this Lease.

     Section 24.12  NO OTHER WAIVER.

     The failure of Landlord or Tenant to insist in any instance upon the strict performance of any term of this Lease, or to exercise any right herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such obligation or such right, but the same shall continue and remain in full force and effect with respect to any continuance thereof or any subsequent breach, act or omission.

     The following specific provisions of this Section shall not limit the generality of the provisions of this Section:

     (a) No agreement to accept a surrender of all or any part of the Premises or this Lease shall be valid unless in writing and signed by Landlord. No delivery of keys to the Premises by Tenant to Landlord shall operate as a termination of this Lease or a surrender of the Premises or this Lease. Without limiting the generality of the preceding sentences, if, subject to the provisions of Article 13, Tenant shall at any time request Landlord to sublet the Premises for Tenant's account, Landlord or Landlord's agent is authorized to receive said keys for such purpose without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of Tenant's Property in connection with such subletting, unless said loss or damage is caused by Landlord's gross negligence or willful misconduct.

     (b) The receipt or acceptance by Landlord of Rent with knowledge of breach by Tenant of any term of this Lease shall not be deemed a waiver of such breach.

     (c) No payment by Tenant or receipt by Landlord of a lesser amount than the correct rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any accompanying letter be deemed to effect or evidence an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other right of Landlord.

     Section 24.13  SUCCESSORS AND ASSIGNS.

     The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

     Section 24.14  AUTHORITY.

     Landlord and Tenant each represent to the other that it has fall power and authority to execute this Lease and to make and perform the agreements herein contained.

     Section 24.15  ENTIRE AGREEMENT.

     This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged into this Lease, which alone fully and completely expresses the agreement between Landlord and Tenant. This Lease may not be changed, modified, terminated or discharged, in whole or in part, nor any of its provisions waived except by a written instrument (unless expressly permitted by the terms of this Lease) which (a) expressly refers to this Lease,
(b) is subscribed to by the party against whom enforcement of the change, modification, termination, discharge or waiver is sought and (c) is permissible under any Superior Mortgage and the Superior Lease, and is approved by any Superior Mortgagee or Superior Lessor if required by the terms of any Superior Mortgage or Superior Lease. In no event shall this Lease be binding upon the Landlord unless and until this Lease shall have been executed and acknowledged by Tenant and Landlord and unconditionally exchanged by and between Landlord and Tenant. Without limiting the foregoing, all drafts and redrafts of this Lease, memoranda with respect thereto, exchanges of correspondence between Landlord and Tenant and their respective representatives, brokers' statements, exchanges of floor plans, Tenant's drawings and specifications, Landlord's drawings and specifications, or any combination thereof, arising out of or with respect to any space in the Building shall not constitute an agreement to lease or a lease between Landlord and Tenant.

     Section 24.16  GOVERNING LAW.

     This Lease shall be governed in all respects by the internal laws of the Commonwealth of Massachusetts without reference to the choice of law or conflict of law provisions thereof.

     Section 24.17  FINANCIAL STATEMENTS.

     Tenant agrees to deliver its financial statements to Landlord at Landlord's request .,following Tenant's default or in connection with the proposed sale, syndication or mortgaging of the Building and Real Property, subject in each case to execution and delivery by Landlord and any prospective buyer, investor or lender of a Confidentiality Agreement equivalent to that between the Tenant and Gillespie and Co., Inc. dated September 25, 1998. All financial statements heretofore delivered to Landlord by Tenant are, and all financial statements hereafter delivered to Landlord by Tenant will be, true and correct in all material respects and fair presentations of the financial condition of Tenant as of the date thereof, prepared in accordance with generally accepted accounting practices. As of the effective date of this Lease, no material adverse change has occurred in the financial condition of Tenant since the date of the financial statements heretofore delivered to Landlord.

     Section 24.18  NO THIRD PARTY BENEFICIARIES.

     The provisions of this Lease shall inure to and be enforceable only by the parties hereto. Such provisions shall not inure to the benefit of or be relied upon by any other party.


                                   ARTICLE 25
                       DEFINITIONS; CONSTRUCTION OF TERMS

     Section 25.01  CERTAIN DEFINITIONS.

     For the purposes of this Lease and all agreements supplemental to this Lease each of the following defined terms shall have the meaning specified therefor:

     (a) "BUILDING EQUIPMENT" shall mean all machinery, apparatus, equipment, personal property, fixtures and systems of every kind and nature whatsoever now or hereafter attached to or used in connection with the operation or maintenance of the Real Property, including all electrical, heating, mechanical, sanitary, sprinkler, utility, power, plumbing, cleaning, fire prevention, refrigeration, ventilating, air cooling, air conditioning, elevator and escalator systems, apparatus and equipment and any and all additions, renewals and replacements of any thereof, but excluding however: (i) Tenant's Property, (ii) property of any other tenant, (iii) property of contractors servicing the Building and (iv) Alterations for water, gas, steam and electricity and other similar equipment owned by any public utility company or any governmental agency or body.

     (b) "BUSINESS HOURS" shall mean those hours from 8:00 A.M. to 6:00 P.M. Monday through Friday and 10:00 A.M. ` to 3:00 P.M. on Saturday except days observed by the Federal or the state or local governments in the Commonwealth of Massachusetts as public holidays and such other days as shall be designated, from time to time, as holidays by the applicable operating engineers union or building service employees union contract, provided however that the Premises shall be accessible to Tenant at all times.

     (c) "CALENDAR YEAR" shall mean a year beginning January 1 and ending December 31.

     (d) "INSURANCE REQUIREMENTS" shall mean all requirements of any insurance policy covering or applicable to all or any part of the Real Property or the Premises or the use thereof, all requirements of the issuer of any such policy and all orders, rules, regulations, recommendations and other requirements of the Board of Fire Underwriters of the location of the Premises or the Insurance Service office or any other body exercising the same or similar functions and having jurisdiction or cognizance of all or any part of the Real Property.

     (e)   "INTEREST RATE" shall mean a rate per annum equal to the lesser of
(i) two percent (2%) above the announced prime commercial lending rate as reported by the Wall Street Journal, in effect from time to time for ninety (90) day unsecured loans to customers of the highest credit standing, or (ii) the maximum applicable legal rate, if any.

     (f) "LEASE YEAR" shall mean the period from and after the Commencement Date through the first twelve (12) months from and after the Commencement Date, and each subsequent period of twelve (12) months, or part thereof.

     (g) "LEGAL REQUIREMENTS" shall mean laws, statutes and ordinances (including without limitation building codes, zoning regulations and ordinances, environmental laws and the Americans With Disabilities Act of 1990, as amended) and the orders, rules, regulations, directives and requirements of all federal, state, county, and municipal departments, bureaus, boards, agencies, offices, commissions, and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Real Property, Building, Building Equipment or the Premises or any part thereof or the sidewalks, curbs or areas adjacent thereto and all requirements, obligations and conditions of all instruments of record on the date of this Lease.

     (h)   "TAX YEAR" shall mean a period beginning July 1 and ending June 30.

     (i) "TENANT'S PROPERTY" shall mean all fixtures, Improvements, additions and other property (i) installed at the sole expense of Tenant, (ii) with respect to which Tenant has not been granted any credit, concession or allowance by Landlord, (iii) which are removable without material damage to the Premises, and (iv) which are not replacements of any property of Landlord, whether any such replacement is made at Tenant's expense or otherwise.

     (j) "UNTENANTABLE" shall mean, as to any portion (or all) of the Premises, that Tenant is actually and physically unable to use such portion (or all) of the Premises in the regular course of its business.

     Section 25.02  PROVISIONS SEVERABLE.

     If any of the provisions of this Lease, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     Section 25.03  RULES OF CONSTRUCTION.

     For the purposes of this Lease and all agreements supplemental to this Lease, unless the context otherwise requires:

     (a) The terms "include", "including" and "such as" shall be construed as if followed by the phrase "without being limited to". The words "herein, "hereof', "hereby", "hereunder" and words of similar import shall be construed to refer to this Lease as a whole and not to any particular Article or Section unless expressly so stated.

     (b) The term "obligations of this Lease" and words of like import, shall mean the covenants to pay rent and to perform all of the other terms of this Lease.

     (c) Any provision in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

     (d) Reference to Landlord as having "no liability to Tenant" or being "without liability to Tenant" shall mean that Tenant is not entitled to terminate this Lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other right or kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant's use or occupancy of the Premises except as otherwise set forth herein.

     (e) The term "repair" shall be deemed to include restoration, rebuilding and replacement as may be necessary to achieve and maintain good working order and condition.

     (f) The term "in fall force and effect" when used in reference to this Lease as a condition to the existence or exercise of a right on the part of Tenant shall be construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after notice, if any, required by this Lease), as would entitle Landlord in either such instance to terminate this Lease or to dispossess Tenant.

     (g) The term "the terms of this Lease", "the terms of this Article" or "the terms of this Section" shall be deemed to include all terms, covenants, conditions, provisions, obligations, limitations, restrictions, reservations and agreements of this Lease or such Article or such Section, as the case may be.

     (h) The term "Landlord's agents" shall be deemed to include all agents, contractors, and employees of Landlord.

     (i) The term "tenant" shall be deemed to include any and all occupants of the Building.

           The term "consent" shall mean prior consent and approval, and the consent by either party to any particular action shall not in any way be considered as relieving the other party from obtaining the express consent to any subsequent or further action.

     (k) The words "Tenant hereby indemnifies Landlord against liability" and words of similar import shall mean that Tenant hereby agrees to and hereby does indemnify, defend, hold and save Landlord and Landlord's agents and their respective employees harmless from and against any and all loss, cost, liability, claim, damage, fine, penalty and expense, including their respective reasonable attorneys' fees, costs and disbursements, and said definition shall apply reciprocally t6 any indemnification by Landlord in Tenant's favor.

     (l) The words "in default under this Lease" and words of similar import shall be deemed to include the phrase "beyond any applicable grace or cure periods".

     (m) Each term, covenant, agreement, obligation or other provision of this Lease on either party's part to be performed shall be deemed and construed as a separate and independent covenant of such party, not dependent upon any of the other terms of this Lease. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. In the event of any action, suit, arbitration, dispute or proceeding affecting the terms of this Lease, no weight shall be given to any deletions or striking out of any of the terms of this Lease contained in this Lease or any draft of this Lease (other than treating the deleted or stricken terms as if they had never been included) and no such deletion or strike out shall be entered into evidence in any such action, suit, arbitration, dispute or proceeding nor given any weight therein.

     Section 25.04  CAPTIONS.

     The Article and Section headings in this Lease and the Table of Contents to this Lease are inserted only as a matter of convenience or reference, and are not to be given any effect in construing this Lease.


                                   ARTICLE 26
                                EXTENSION RIGHTS

     Section 26.01  RENEWAL OPTION.

     Subject to the rights of Lucent Technologies Inc. under the current terms of its lease with Landlord and provided Tenant is not in default under this Lease and no event or condition exists which with notice and the expiration of any grace period would constitute a default under this Lease at the time, the option may be exercised, Landlord grants Tenant one option (the "RENEWAL OPTION") to renew this Lease with respect to all of the Premises for one additional period of five (5) years (the "RENEWAL TERM"). The Renewal Option may be exercised by Tenant delivering written notice to Landlord at least twelve (12) months prior to the expiration date of the Initial Term. Time is of the essence in the exercise of the Renewal Option.

     Section 26.02  RENEWAL RENTAL RATE.

     The renewal rental rate for the Renewal Terms shall be one hundred percent (100%) of the market rental rate for comparable space of comparable size and quality and in no event shall the fixed renewal rate for the Renewal Term be less than the annual Fixed Rent in effect for the last Lease Year of the Initial Term.

     Within thirty (30) days after Tenant's exercise of the Renewal Option, if exercised, Landlord shall notify Tenant in writing of the proposed renewal rental rate for the Renewal Term (the "RENEWAL RENTAL RATE") as determined by the above formula. Tenant shall have thirty (30) days from the receipt of Landlord's notice to either accept or dispute Landlord's determination of the Renewal Rental Rate. In the event that Tenant disputes Landlord's determination, Tenant shall so notify Landlord and advise Landlord of Tenant's determination of the Renewal Rental Rate for the Renewal Term as determined by the above formula ("Tenant's Notice"). If Landlord and Tenant cannot agree upon the market rental rate within fifteen (15) days of Tenant's Notice, the following "DISPUTE RESOLUTION MECHANISM" shall be utilized: The parties, within fifteen (I 5) days after the expiration of said fifteen (I 5) day period, shall jointly appoint as arbitrator, a certified commercial real estate appraiser with a minimum of ten
(10) years experience in the applicable marker. If Landlord and Tenant cannot agree on an acceptable arbitrator, Landlord and Tenant shall each choose, within an additional fifteen (15) days thereafter, its own arbitrator who meets the qualifications described above. The arbitrators shall then jointly select, within an additional ten (10) days, an arbitrator to serve as the arbitrator hereunder. Within twenty (20) days after appointment, the arbitrator shall choose either Landlord's or Tenant's determination of market rental rate. The cost of the arbitrator(s) shall be borne by the party whose determination of the market rental rate was not selected by the arbitrator.

     Section 26.03  AMENDMENT TO LEASE.

     Landlord and Tenant shall execute an amendment to this Lease within sixty
(60) days after the determination of the market rental rate for the Renewal Term, which amendment shall set forth the Renewal Term, the annual Fixed Rent and all other terms and conditions for the Renewal Term.

     Except as set forth above, the Renewal Term shall be subject to all of the terms and conditions of this Lease; provided, however, that there shall be no extension rights at the expiration of the Renewal Term.

     Section 26.04  LANDLORD'S RIGHTS.

     Neither any option granted to Tenant in this Lease or in any collateral instrument to renew or extend the Initial Term, nor the exercise of any such option by Tenant, shall prevent Landlord from exercising any option or right granted or reserved to Landlord in this Lease to terminate this Lease or any renewal or extension of the Term either during the Initial Term or during any Renewal Tenn. Any renewal or extension right granted to Tenant shall be personal to Tenant and may not be exercised by any assignee, subtenant or legal representative of Tenant, other than a Permitted Assignee. Any termination of this Lease shall serve to terminate any such renewal or extension of the Term, whether or not Tenant shall have exercised any option to renew or extend the Term. No option granted to Tenant to renew or extend the Term shall be deemed to give Tenant any further option to renew or extend. No option granted to Tenant to renew or extend the Term shall be effective unless both at the exercise of such option and at the commencement of such renewal or extension, this Lease shall be in full force and effect.

     IN WITNESS WHEREOF Landlord and Tenant have duly executed this Lease as of the day and year first above written.

LANDLORD:

300 BAKER AVENUE ASSOCIATES, LIMITED PARTNERSHIP

By:   300 Baker Avenue Managers, Limited Partnership, a general partner

      By:   HG Concord Limited Partnership, its general partner

            By:   HG Concord LLC, its general partner

                  By: _________________________________________________
                      Name:
                      Title:


TENANT:



ONE SOURCE INFORMATION SERVICES, INC., a Delaware corporation

By:  /s/ Daniel Schimmel
     -------------------
Name:  Daniel Schimmel
Title: President

                                    EXHIBIT A
                          DESCRIPTION OF REAL PROPERTY

Lot 2 shown on a plan entitled, "Approval Not Required Plan" dated June 23, 1998, prepared by Rizzo Associates, Inc. for 300 Baker Avenue Associates, LP, Concord, MA recorded with the Middlesex South District Registry of Deeds on September 8, 1998 as Plan No. 980 of 1998.

                                    EXHIBIT B
                           FLOOR PLAN FOR THE PREMISES

                                    EXHIBIT C
                                   WORK LETTER

     THIS WORK LETTER AGREEMENT ("WORK LETTER AGREEMENT") is entered into as of the _____ day of January, 1999 by and between 300 Baker Avenue Associates, Limited Partnership, ("LANDLORD"), and OneSource Information Services, Inc. ("TENANT").


                                    RECITALS

     A. Concurrently with the execution of this Work Letter, Landlord and Tenant have entered into the Lease covering certain Premises more particularly described in the Lease. All terms not defined herein have the same meaning as set forth in the Lease.

     B. In order to induce Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

     1. LANDLORD'S WORK. As used in the Lease and this Work Letter Agreement, the term "LANDLORD'S WORK" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4(c) below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wall coverings), electrical (including lighting, switching, telephone outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork and distribution of Building services such as sprinkler and electrical service. Landlord's Work includes the installation of windows along the rear of the Building, which windows have been installed by Landlord at Landlord's sole cost and expense in addition to the Tenant Improvement Allowance. All Landlord's Work and components thereof shall at all times be and remain the sole property of Landlord.

     2. CONSTRUCTION REPRESENTATIVES. Landlord appoints the following person(s) as Landlord's representative ("LANDLORD'S REPRESENTATIVE") to act for Landlord in all matters covered by this Work Letter:

          Ian S. Gillespie
          300 Baker Avenue Associates, Limited Partnership
          300 Baker Avenue
          Concord, MA  01742

Tenant appoints the following person(s) as Tenant's representative ("TENANT REPRESENTATIVE") to act for Tenant in all matters covered by this Work Letter.

          Ken Coming
          One Source Information Services, Inc.
          150 CambridgePark Drive, 5th Floor

          Cambridge, MA 02140

All communications with respect to the matters covered by this Work Letter are to be made to Landlord's Representative or Tenant's Representative, as the case may be, in writing, in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter at any time by written notice to the other party in compliance with the notice provisions of the Lease.

     3.    DESIGN AND CONSTRUCTION.

     (a) All Landlord's Work shall be performed by or under the supervision of a general contractor selected and engaged by Landlord and reasonably acceptable to Tenant. Tenant acknowledges that John Moriarty & Associates, Inc. (the "CONTRACTOR") is an acceptable general contractor. Tenant shall engage a registered professional architect of its choice to design the interior space of the Premises ("TENANT'S Architect").

     (b) Landlord shall, upon the written request of Tenant (which request shall be made not later than the date the Final Plans are approved), require Landlord's general contractor to have trades or subcontracts valued in excess of Fifty Thousand ($50,000) Dollars competitively bid by two (2) subcontractors selected by the Contractor (but who are not affiliated with the Contractor or with each other) and, if Tenant so desires, by an additional subcontractor selected by Tenant and reasonably satisfactory to Contractor. The name of the subcontractor selected by Tenant shall be delivered by Tenant to Contractor and Landlord within two (2) days of Landlord's or Contractor's notice to Tenant that bids are being sought. The competitive bids shall be delivered to Tenant within two (2) days of receipt by Landlord. The Contractor shall accept the bid of the subcontractor who submitted the lowest bid for the subcontract or trade, unless the Contractor has bona fide good faith reasons, including but not limited to availability of the low bidder's personnel, equipment and materials, special requirements of Landlord's Work and labor harmony, for accepting a bid other than the low bid; provided, however, if the Contractor wishes to accept a bid other than the lowest bid, as described above, and said bid is more than ten percent (10%) higher than the lowest bid, then prior to acceptance of such bid, Contractor or Landlord shall notify Tenant of the name of said subcontractor, the amount of its bid and the work covered by the bid (the "SUBCONTRACTOR NOTICE"), whereupon Tenant, by giving notice ("the TENANT NOTICE") to Landlord within two (2) Business Days of the Subcontractor's Notice, may consult with Landlord and Contractor to mutually and in good faith choose a subcontractor to perform said subcontract or trade. If Tenant does not timely give a Tenant Notice relative to a bid which is the subject of a Subcontractor Notice, then Contractor may let a subcontract based on such a bid. For every two (2) days which elapse between the date of the Tenant Notice and the date that the parties agree on an acceptable subcontractor, one (1) day of Tenant Delay shall be deemed to have occurred.

     Tenant and Tenant's designees shall at all times during construction of Landlord's Work be entitled, upon reasonable notice to Landlord and the Contractor, to review all books, records, costs and estimates associated with the construction of Landlord's Work.

     4.    TENANT IMPROVEMENT PLANS.

     (a) SPACE PLANS. On or before January 15, 1999, Tenant shall have caused Tenant's Architect to prepare schematic drawings for the layout of the Premises ("SPACE PLANS"). Such Space Plans will be submitted to Landlord on said date for Landlord's review and approval (which shall not be unreasonably withheld or delayed). If Landlord in its reasonable discretion does not approve the Space Plans, Tenant will then cause Tenant's Architect to redesign the Space Plans incorporating the revisions reasonably requested by Landlord so as to make the -Space Plans consistent with Landlord's request, whereupon the revised Space Plans shall be submitted to Landlord for Landlord's review and approval. Based upon the approved Space Plans, Landlord will prepare a preliminary line item budget for the construction of Landlord's Work (the "PRELIMINARY Budget"). The Preliminary Budget will be submitted to Tenant for its approval. Tenant shall either approve or disapprove the Preliminary Budget based on the process established in Section 4(b) hereof for Tenant's review and approval of the Excess Cost Summary. At such time Tenant may request that Landlord consult with its subcontractor(s) to revise the Preliminary Budget.

     (b) PREPARATION OF FINAL PLANS. Not later than March 1, 1999, Tenant's Architect will prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of Landlord's Work (collectively the "FINAL PLANS"). The Final Plans will show: (i) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (ii) all internal and external communications and utility facilities which will require the installation of conduits or other improvements from the base Building shell and/or within common areas; and (iii) all other specifications for Landlord's Work. The Final Plans will be submitted to Landlord for Landlord's reasonable approval, and at such time Landlord shall provide Tenant with a written summary (the "EXCESS COST SUMMARY") of those elements of the Final Plans that will cost in excess of the Tenant Improvement Allowance (defined below) ("EXCESS COSTS"). Landlord agrees to advise Tenant in writing of any disapproval of -the Final Plans, and Tenant agrees to advise Landlord in writing of any disapproval of the Excess Cost Summary, and the reasons therefor within ten (10) business days of their respective receipt thereof. At such time, if Tenant has not previously requested that a particular trade or subcontract be competitively bid pursuant to Section 3 hereof, Tenant may exercise its Section 3 rights with respect to any such trade or subcontract and Landlord shall take any qualifying bids into account in revising the Excess Cost Summary. If Landlord in its reasonable discretion does not approve the Final Plans, Tenant will then cause Tenant's Architect to redesign the Final Plans incorporating the revisions reasonably requested by Landlord so as to make the Final Plans consistent with Landlord's reasonable request. If Tenant fails to timely deliver to Landlord Tenant's written disapproval of the Excess Cost Summary, the Excess Cost Summary shall be deemed approved by Tenant. If the revised Excess Cost Summary is timely disapproved by Tenant pursuant to this paragraph, Tenant shall provide to Landlord a written explanation of the reason(s) for such disapproval concurrently with its disapproval, and the Excess Cost Summary, as appropriate, shall be promptly revised and resubmitted to Tenant for approval. If Tenant fails to provide a written explanation as and when required by this paragraph, the Excess Cost Summary shall be deemed approved by Tenant. Tenant agrees to advise Landlord in writing of any disapproval of the revised Excess Cost Summary and the reasons therefor within ten (I 0) business days of its receipt thereof. If Tenant fails to timely deliver to Landlord written approval of the Excess Cost Summary, the Excess Cost Summary shall be deemed approved by Tenant.

     (c) REQUIREMENTS OF THE FINAL PLANS. The Final Plans will include locations and complete dimensions, and Landlord's Work, as shown on the Final Plans, will: (i) be compatible with the Building shell (a description of which is attached hereto as Schedule A-) and with the design, construction and equipment of the Building; (ii) if not comprised of the Building standard set forth in the written description thereof attached hereto as Schedule B ("BUILDING STANDARD"), be compatible with and of at least equal quality as Building Standard and approved by Landlord; (iii) comply with all Legal Requirements and Insurance Requirements; (iv) not require Building service beyond the level normally provided to other tenants in the Building and will not overload the Building floors; and (v) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable but subjective discretion. Tenant's approval of the Excess Cost Summary shall constitute Tenant's agreement to pay Landlord fifty percent (50%) of the Excess Costs before commencement of construction of Landlord's Work and the remaining fifty percent (50%) of the Excess Costs on or before the date that is forty-five days (45) after commencement of construction of Landlord's Work.

     (d) SUBMITTAL OF FINAL PLANS. Once approved by Landlord, Tenant's Architect will submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Tenant's Architect, with Landlord's cooperation, will make any changes to the Final Plans which are required by the applicable governmental authorities to obtain the building permit. Any changes required by governmental authorities will be made only with the prior written approval of Landlord, and only if Tenant agrees to pay any excess costs resulting from the design and/or construction of such requested changes (the "ADDITIONAL COSTS"). Landlord shall have the option to revise the Excess Cost Summary by increasing the Excess Costs by the amount of the Additional Costs resulting from plan modifications required by any governmental authority. Tenant hereby acknowledges that any such changes will be subject to the terms of Section 5 below. Any Additional Costs are to be paid by Tenant to Landlord fifty percent (50%) before commencement of construction of Landlord's Work and the remaining fifty percent (50%) on or before the date that is forty-five days (45) after commencement of construction of Landlord's Work.

     (e) CHANGES TO SHELL OF BUILDING. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the building shell, the increased cost of the building shell work caused by such changes will be paid for by Tenant.

     5.    PAYMENT FOR LANDLORD'S WORK.

     (a) TENANT IMPROVEMENT ALLOWANCE AND EXCESS COSTS. Landlord shall pay for Landlord's Work up to a maximum of $17.50 per rentable square foot (the "TENANT IMPROVEMENT ALLOWANCE"). The Tenant Improvement Allowance shall only be used for:

           (i) Payment to Tenant's Architect for all usual design and architectural fees, including, without limitation, all reasonable architectural and engineering costs of preparing the Final Plans, including mechanical, electrical, plumbing and structural drawings, and all other aspects necessary to complete the Final Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work, all of which other costs shall be paid for by Tenant.

           (ii) Payment of plan check, permit and license fees relating to construction of Landlord's Work.

           (iii) Payment to Landlord of a space improvement fee ("IMPROVEMENT FEE") to, among other things, pay Landlord's space improvement costs for the Premises, including without limitation, costs for the following: plan check and permits; utilities, including electrical and water consumption; and elevator usage. The Improvement Fee shall be 2.5% of the Tenant Improvement Allowance.

           (iv) Construction of Landlord's Work, including, without limitation, the following:

                  (A) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

                  (B) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises, excluding however, computer cable and wiring;

                  (C) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning;

                  (D) Any additional tenant requirements including, but not limited to, air quality control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

                  (E) All fire and life safety control systems such as fire walls, sprinklers, fire alarms, including piping and wiring, installed within the Premises;

                  (F) All plumbing, including fixtures and pipes, to be installed within the Premises;

                  (G)   Testing and inspection costs; and

                  (H) Contractor's fees of four and one-half percent (4-1/2%) of the total cost of Landlord's Work and general conditions in an amount not greater than 11% of the total cost of Landlord's Work

           (v) up to $2.00 per rentable square foot of the Tenant Improvement Allowance may be used, at Tenant's option, to pay Tenant's expenses (including moving consultant's fees) for moving to the Premises and installing cabling, telecommunications equipment and furniture in the Premises; said expenses to be billed to Tenant and submitted to Landlord by Tenant for reimbursement.

     (b) CHANGES. If, after the Final Plans and the Excess Costs Summary have been approved by Landlord and Tenant, as applicable, Tenant requests any changes or substitutions to the Final Plans or to Landlord's Work during construction, Tenant shall complete the change order request form approved by Landlord and forward it to Landlord's representative. All such changes shall be subject to Landlord's prior written approval in accordance with Paragraph 11. Prior to commencing any change, Landlord shall prepare and deliver to Tenant, for Tenant's approval, a change order setting forth the total cost of such change, which shall include associated architectural, engineering, construction contractor's costs and fees, and completion schedule changes in the Work Schedule. If Tenant fails to approve such change order within ten (10) business days after delivery by Landlord, Tenant shall be deemed to have withdrawn the proposed change and Landlord shall not proceed to perform the change. Any additional costs related to such change are to be paid by Tenant to Landlord within thirty (30) days after receipt by Tenant of an invoice for such additional costs from Landlord.

     (c) CREDIT. Tenant shall be entitled to credit for any portion of the Tenant Improvement Allowance which is not used.

     6. CONSTRUCTION OF LANDLORD'S WORK. Until Landlord approves the Final Plans, Tenant approves the Excess Cost Summary, and all necessary permits have been obtained from the appropriate governmental authorities, Landlord will be under no obligation to cause the construction of any of Landlord's Work. Following Tenant's approval of the Excess Cost Summary and after Landlord approves the Final Plans, Landlord's contractor will commence and diligently proceed with the construction of the Landlord's Work, which will be completed within ninety (90) days from the date that the building permit has been obtained, subject to Tenant Delays (as described in Paragraph 8 below) and Force Majeure Delays (as described in Paragraph 9 below). The costs of such work shall be paid as provided in Paragraph 5. Promptly upon the commencement of Landlord's Work, Landlord will furnish Tenant with a construction schedule letter setting forth the projected completion dates therefor and showing the deadlines for any actions required to be taken by Tenant during such construction, and Landlord may from time to time during construction of Landlord's Work modify such schedule. Landlord will also furnish Tenant with written progress reports at the end of each week during construction.

     7. FREIGHT/CONSTRUCTION ELEVATOR. Landlord will, consistent with its obligation to other tenants in the Building make the freight/construction elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises.

     8. TENANT DELAYS. For purposes of this Work Letter, "TENANT DELAYS" means any delay in the completion of the Landlord's Work resulting from any or all of the following:

     (a) Tenant's failure to timely perform any of its obligations pursuant to this Work Letter, including any failure to approve any item or complete, on or before the due date therefor, any action item which is Tenant's responsibility pursuant to this Work Letter or any schedule delivered by Landlord to Tenant pursuant to this Work Letter;

     (b)   Change orders requested by Tenant after approval of the Final Plans;

     (c) Tenant's request for materials, finishes, or installations which are not readily available or incompatible with Building Standard;

     (d) any delay of Tenant in making payment to Landlord for any costs due from Tenant under this Work Letter or the Lease; or

     (e) any other act or failure to act by Tenant, Tenant's employees, agents, architects, independent contractors, consultants and/or any other person performing or required to perform services on behalf of Tenant. Landlord shall give Tenant written notice when Landlord believes there has been a Tenant Delay.

     9. FORCE MAJEURE DELAYS. For purposes of the Work Letter, "FORCE MAJEURE DELAYS" means any and all causes beyond Landlord's reasonable control, including, without limitation, delays caused by Tenant, other tenants, governmental regulation, governmental restriction, strike, labor dispute, riot, accident, mechanical breakdown, shortages of or inability to obtain labor, fuel, steam, water, electricity or materials, acts of God, war, enemy action, civil commotion, fire or other casualty.

     10. APPROVALS. Whenever any party under this Work Letter must reasonably grant its approval such party shall also not unreasonably delay or condition its approval. Unless otherwise required by the terms of this Work Letter, any approval shall be deemed granted unless such party responds within ten (10) days after its receipt of the items for which approval is sought.

     11. LANDLORD'S APPROVAL. Landlord, in its reasonable discretion, may withhold its approval of the Final Plans, change orders or other documents or plans that:

     (a) Exceeds or adversely affects the structural integrity of the Building, or any part of the heating, ventilating, air conditioning, plumbing, mechanical, electrical, communication, or other systems of the Building;

     (b) Is not approved by any Superior Mortgagee or Superior Lessee at the time the work in progress.:

     (c) Would not be approved by a prudent owner of property similar to the Building;

     (d) Violates any agreement which affects the Building or binds the Landlord;

     (e) Landlord reasonably believes will increase the cost of operation or maintenance of any of the systems of the Building;

     (f) Landlord reasonably believes will materially reduce the market value of the Premises or the Building at the end of the Term of the Lease;

     (g) Does not conform to the applicable building code or is not approved by any governmental, quasi-governmental, or utility authority with jurisdiction over the Premises; or

     (h)   Does not conform to the Building Standard.

     12. DEFAULTS BY TENANT. In the event of any default by Tenant with respect to any of the provisions of this Work Letter or any other agreement with Landlord relating to construction in or about the Premises, Landlord may, in addition to exercising any other right or remedy Landlord may have, treat such default as a default by Tenant under the Lease and exercise any or all rights available under the Lease in connection therewith, including, if applicable, the right of termination. In the event of any termination of the Lease by Landlord, Landlord may elect in its reasonable discretion, with respect to any work performed by or on behalf of Tenant prior to the date of such termination, to either:

     (a) retain for its own use part or all of any such work, without compensation to Tenant therefor; or

     (b) demolish or remove part or all of any such work and restore part or all of the Premises to its condition prior to the initial tender of possession thereof to Tenant, in which event Tenant shall reimburse Landlord upon demand for all costs reasonably incurred by Landlord in connection with such demolition, removal and/or restoration.

     IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

LANDLORD: 300 BAKER AVENUE ASSOCIATES, LIMITED PARTNERSHIP

          By:  300 Baker Avenue Managers, Limited Partnership, a general partner

          By:  HG Concord Limited Partnership, its general partner

               By:  HG Concord LLC, its general partner



                    By: ________________________________________________________
                        Name:
                        Title:



TENANT:   ONESOURCE INFORMATION SERVICES, INC.



          By: /s/ Daniel Schimmel
              ---------------------
              Name:  Daniel Schimmel
              Title: President

                                   SCHEDULE A

                       DESCRIPTION OF BASE BUILDING SHELL

a) Fully installed and operational Building Equipment (as defined in the Lease)-

b) The base building shall be ADA compliant to the extent required by the governmental authorities enforcing the code.

c) Sprinkler risers are delivered to the floor, valve connections and main sprinkler loop are provided and installed. Sprinkler coverage (including heads) will extend to all non-tenant areas including bathrooms, freight elevator lobbies, corridor and lobby areas on divided floors, storage and utility closets, air conditioning rooms, etc.

d) Sheetrock core walls and exterior walls, above and below the windows, taped and spackled ready for painting.

e) Drinking fountains in common corridors as required by the building code and the ADA.

f) Electrical/telephone closets in central locations. The base building will provide 4-inch empty conduit from the substations to electric closets on each floor of the Building. Feeders from the substations, dry type step-down transformers, panelboards, and electric check metering are part of Landlord's Work.

g)     Building stair-ways as required by building code for emergency egress.

h)     Mechanical equipment rooms for base building and mechanical equipment,

i) Primary HVAC duct loop from mechanical equipment room around the building core including VAV mixing boxes and thermostats. HVAC capacity and maintenance adequate to meet Tenant's reasonable needs. The Building HVAC system will be modified to a conventional variable air volume (VAV) system for the Premises. Four 464-ton capacity chillers deliver approximately one ton of cooling capacity per 215 square feet of space. The base building system will provide distribution of the medium pressure ductwork to new fanpowered VAV boxes. The average size of perimeter zones served by fan-powered VAV box is 900 SF, Interior VAV boxes (and additional zones, if required) are part of Landlord's Work. Around the perimeter, fan-powered boxes will be provided with electric heating coils. The existing base building system shall be utilized for morning warm up to maximize energy efficiency. Low pressure ductwork (including diffusers and registers) down stream of both the perimeter fan powered boxes and the interior VAV boxes are part of Landlord's Work. Specialty areas requiring 24-hour or supplemental cooling are also part of Landlord's Work.

j) Fire protection alarm and communications system installed as required for base building according to building code.

k) Life safety and life support systems required for base building according to building code.

                                    EXHIBIT D
                              RULES AND REGULATIONS

     1. The sidewalks, and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from any premises.

     2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of any premises, without the prior written consent of Landlord, unless installed by Landlord.

     3. No sign, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of any premises or Building or on windows or corridor walls, or be readily visible from the street or any public atrium. Signs on entrance door or doors shall conform to building standard signs, samples of which are on display in Landlord's rental office. Signs on doors shall, at the tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any notice or liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

     4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other, public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed outside of any premises.

     5. Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, Tenant agrees to pay Landlord, on demand, a processing fee in a sum equal to the reasonable fee for review of same including the services of any architect, engineer and/or attorney employed by Landlord to review said plan, agreement or document.

     6. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     7. No tenant or occupant shall install any resilient tile or similar floor covering in the premises demised to such tenant or occupant except in a manner approved by Landlord.

     8. No bicycles, vehicles or animals of any kind (except seeing eye dogs) shall be brought into or kept in or about the premises. No cooking shall be done or permitted by Tenant on said premises except in conformity to law and then only in the utility kitchen, if any, as set forth in Tenant's layout. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or emanate from any premises.

     9. No space in the Building shall be used for the manufacturing or distribution or for the storage of merchandise or for the sale at auction or otherwise of merchandise, goods or property of any kind.

     10. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them. No tenant shall throw anything out of the doors, or windows or down the passageways.

     11. No tenant, nor any of the tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon any premises any inflammable, combustible or explosive fluid, material, chemical or substance or aerosol containers, other than reasonable amounts of cleaning fluids and solvents (stored in proper containers) required in the normal operation of tenant's business offices.

     12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of the Landlord and unless and until a duplicate key is delivered to Landlord. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to Landlord the cost of replacement thereof.

     13. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight and other material to be brought into or out of the Building and to exclude from the Building all freight or other material which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

     14. No office tenant shall occupy or permit any portion of the premises demised to it to be occupied as, by or for a public stenographer or typist, barber shop, bootblacking, beauty shop or manicuring, telephone or secretarial service, messenger service, travel or tourist agency, employment agency, public restaurant or bar, commercial document reproduction or offset printing services, public vending machines, retail, wholesale or discount shop for display or sale of merchandise, retail service shop, school or classroom, governmental or quasi-governmental bureau, department or agency, or a company engaged in the business of renting office or desk space; or for a public finance (personal loan) business, or for manufacturing. No tenant shall advertise for laborers giving an address at said premises.

     15. Landlord shall have the right to prohibit any advertising by any tenant mentioning the Building which, in Landlord's reasonable opinion, tends to impair the reputation of the

Building or its desirability as a building for offices, and upon written notice from Landlord, tenants shall refrain from or discontinue such advertising.

     16. In order that the Building can and will maintain a uniform appearance to those outside of same, each Tenant in building perimeter areas shall (a) use only building standard lighting in areas where lighting is visible from the outside of the Building unless Landlord specifically approves other lighting in writing and (b) use only building standard venetian or vertical blinds in window areas which are visible from the outside of the Building.

     17. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. and at all hours on non-business days all persons who do not present a pass to the Building signed by a tenant or otherwise comply with Landlord's security system. Each tenant shall be responsible for all persons for whom such pass is issued or entry given and shall be liable to Landlord for all acts of such persons.

     18. The premises shall not be used for lodging or sleeping or for any illegal purpose.

     19. The requirements of tenants will be attended to only upon application at the office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

     20. Tenants shall purchase from Landlord or its designee all lighting tubes, lamps, bulbs and ballasts used in any premises and tenants shall pay Landlord's reasonable charges for providing and installing same, on demand.

     21. Each tenant, before closing and leaving the premises demised to such tenant at any time, shall see that all entrance doors are locked and all windows closed.

     22. Each tenant shall, at its expense, provide artificial light and electricity in the premises demised to such tenant for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations on said premises.

     23. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

     24. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

     25. If the premises demised to any tenant become infested with vermin, such tenant, at its sole cost and expense, shall cause its premises to be exterminated, from time to time, to the satisfaction of Landlord, and shall employ such exterminators therefor as shall be approved by Landlord.

     26. Replacement of ceiling tiles after they are removed for Tenant by telephone or other similar installers, in both the premises and the public corridors, will be charged to Tenant.

     27. All movers used by any tenant shall be appropriately licensed and shall maintain appropriate and adequate insurance coverage (proof of such coverage shall be delivered to Landlord prior to movers performing services in or about the Building). Insurance must be sufficient, in landlord's sole opinion, to cover all personal liability, theft or damage to the project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. No tenant shall move, or permit to be moved into or out of the Building or the premises demised to such tenant, any heavy or bulky matter, without the specific approval of Landlord. No tenant shall place, or permit to be placed, on any part of the floor or floors of the premises demised to such tenant, a load exceeding the floor load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight, position and method of weight distribution of safes and other heavy matter, which must be placed so as to distribute the weight.

     28. All paneling, decoration or other wood products not considered furniture and draperies, carpeting and other furnishings shall be of fire retardant materials. Before installation of any such materials, certification of the materials' fire retardant characteristics shall be submitted to Landlord, or its agents, in a manner satisfactory to the Landlord.

     29. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the building, any persons occupying, using, or entering the building, or any equipment, finishings, or contents of the building, and tenant will comply with landlord's reasonable systems and procedures.

     30. The halls, passages, exists, entrances, elevators, escalators, and stairways are not for the general public, and landlord will in all cases retain the right to control and prevent access to such halls, passages, exits, entrances, elevators, and stairways of all persons whose presence in the judgment of landlord would be prejudicial to the safety, character, reputation, and -interests of the building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom a tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the building except such roof or portion of. such roof as may be contiguous to the premises of a particular tenant and may be designated in writing by landlord as a roof deck or roof garden area. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the building or on the roof of the building.

     31. Tenant, and all of Tenant's servants, employees, agents, visitors or licensees are prohibited from using any of the ponds on the Real Property for ice skating or for any other purpose.

     Whenever and to the extent that the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions. of this Lease, the provisions of this Lease shall govern.

                                    EXHIBIT E
                               CLEANING STANDARDS

1.   General

     *  All flooring swept nightly.
     * All carpeted areas and rugs carpet-swept nightly and vacuum cleaned weekly.
     *  All private stairways swept nightly.
     * Wastepaper baskets ` ashtrays, receptacles, etc., emptied and cleaned nightly.
     * Cigarette urns cleaned nightly and sand or water replaced when necessary.
     *  All furniture tops and window sills dusted nightly.
     *  All glass furniture tops cleaned nightly.
     *  All baseboards and trim dusted nightly.
     *  All water fountains washed clean nightly.
     *  Slopsink rooms cleaned nightly.

2.   Lavatories

     *  All flooring swept and washed nightly.
     * All mirrors, powder shelves, bright work, etc., including flushometers, piping and toilet seat hinges washed and polished nightly.
     *  All basins, bowls, urinals and toilet seats (both sides) washed nightly.
     *  All partitions, tile walls, dispensers and receptacles dusted nightly.
     * Paper towel and sanitary disposal receptacles emptied and cleaned nightly.
     *  Paper towels, toilet paper and soap to be supplied by Landlord.
     *  Remove wastepaper and refuse to designated area in the Premises.
     3. Office Area-Quarterly high dusting.
     * Dust all pictures, frames, charts, graphs And panel wall hangings not reached in nightly cleaning.
     * Dust all vertical surfaces such as walls, partitions, ventilating louvres and other surfaces -not reached in nightly cleaning.
     *  Dust all overhead pipes, sprinklers, etc.
     *  Dust all venetian blinds and window frames.
     *  Dust all lighting fixtures.

4.         Periodic Cleaning - Office Area

     *  Wipe clean all interior metal as necessary.
     *  Dust all door louvres and other ventilating louvres within reach weekly.
     * Elevator, stairway, office and utility doors on all floors are to be checked for general cleanliness as necessary, removing fingerprints, smudges and other marks.

     * Remove all fingermarks, smudges and other marks from metal partitions and other surfaces as necessary.

5.         Periodic Cleaning-Lavatories

     *  Machine-scrub flooring when necessary.
     * Wash all partitions, tile walls and enamel surfaces monthly with proper disinfectant when necessary.
     *  Dust exterior of lighting fixtures monthly.
     *  High dust monthly.

6. Windows Clean a normal amount of partition glass approximately four times a year.





      EXCEPT AS OTHERWISE SPECIFIED, ALL OF THE CLEANING SERVICES AS LISTED
         ARE TO BE DONE FIVE (5) DAYS EACH WEEK, MONDAY THROUGH FRIDAY,
                            EXCEPT ON LEGAL HOLIDAYS.

                                    EXHIBIT F
             NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT

     THIS AGREEMENT is made and entered into as of this _____ day of December, 1998, by and among PNC Bank, National Association, a national banking association (hereinafter called the "Lender"), OneSource Information Services, Inc. (hereinafter called the "Tenant"), and 300 Baker Avenue Associates, Limited Partnership (hereinafter called the "Landlord").

                                   WITNESSETH:

     WHEREAS, Landlord owns certain real property located in Concord, Middlesex County, Massachusetts, and more particularly described in Exhibit A attached hereto and made a part hereof (said property being hereinafter called the "Property"); and

     WHEREAS, Landlord and Tenant made and entered into that certain Lease, dated the _____ day of December, 1998, with respect to certain premises constituting a portion of the Property therein described, known as 300 Baker Avenue, Concord, Massachusetts (said Lease being hereinafter called the "Lease" and said premises being hereinafter called the "Leased Premises"); and

     WHEREAS, on November ___, 1998, Landlord entered into and delivered that certain Mortgage and Security Agreement in favor of Lender recorded with the Middlesex South District Registry of Deeds on November ___, 1998 as Instrument No. _, prior to the recording of this-Agreement said Mortgage and Security Agreement being hereinafter called the "Security Deed"), conveying the Property to secure the payment of the indebtedness described in the Security Deed; and

     WHEREAS, on November 1998, Landlord entered into and delivered that certain Assignment of Leases and Rents in favor of Lender recorded in the Middlesex South District Registry of Deeds on November __, 1998 as Instrument No. _, prior to the recording of this Agreement (said Assignment of Leases and Rents being hereinafter called the "Assignment of Leases"), assigning all of Landlord's right, title and interest as lessor under the Lease to further secure the indebtedness described in the Security Deed; and

     WHEREAS, the parties hereto desire to enter into this Non-Disturbance, Attormnent and Subordination Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration,- the receipt and sufficiency of which are hereby acknowledged, Lender, Tenant and Landlord hereby covenant and agree as follows:

     1. ESTOPPEL. Tenant hereby certifies to Lender that (i) the Lease, as described above, is the true, correct, and complete Lease, and has not been modified or amended and constitutes the entire agreement between Landlord and Tenant, and (ii) as far as is known to Tenant, there are no defaults of Landlord under the Lease and there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default under the Lease and/or allow Tenant to terminate the Lease.

     2. NON-DISTURBANCE. So long as no default exists, nor any event has occurred which has continued to exist for such period of time (after notice, if any, required by the Lease) as would entitle the lessor under the Lease to terminate the Lease or would cause, without any further action on the part of such lessor, the termination of the Lease or would entitle such lessor to dispossess the lessee thereunder, the Lease shall not be terminated, nor shall such lessee's use, possession or enjoyment of the Leased Premises or rights under the Lease be interfered with in any foreclosure or other action or proceeding in the nature of foreclosure instituted under or in connection with the Security Deed or in case Lender takes possession of the Property pursuant to any provisions of the Security Deed or the Assignment of Leases, unless the lessor under the Lease would have had such right if the Security Deed or the Assignment of Leases had not been made, except that neither the person or entity acquiring the interest of the lessor under the Lease as a result of any such action or proceeding or deed in lieu of any such action or proceeding (hereinafter called the "Purchaser") nor Lender if Lender takes possession of the Property shall be (a) liable for any act or omission of any prior lessor under the Lease, except in the case of defaults of a continuing nature as to which the Lender has been given written notice; or (b) liable for the return of any security deposit which lessee under the Lease has paid to any prior lessor under the Lease; or (c) subject to any offsets or defenses which the lessee under the Lease might have against any prior lessor under the Lease; or (d) bound by any base rent, percentage rent or any other payments which the lessee under the Lease might have paid for more than the current month to any prior lessor under the Lease; or (e) bound by any amendment or modification of the Lease made without Lender's prior written consent; or (f) bound by any consent by any lessor under the Lease to any assignment or sublease of the lessee's interest in the Lease made without also obtaining Lender's prior written consent; or (g) personally liable for any default under the Lease or any covenant or obligation on its part to be performed thereunder as lessor, it being acknowledged that Tenant's sole remedy in the event of such default shall be -to proceed against Purchaser's or Lender's interest in the Property, provided, however, in no event shall Purchaser's or Lender's rights and interests under the Security Deed be deemed an interest in the Property. Notwithstanding anything contained herein to be contrary, Lender shall have absolutely no obligation to perform any of Landlord's construction covenants under the Lease, provided that if Lender shall not perform such covenants in the event of foreclosure or deed in lieu thereof and within a reasonable time following taking of possession by Lender, then Tenant shall have the right to terminate its obligations under the Lease and to pursue any and all legal remedies it may have against Landlord and any third parties other than Lender.

     3. ATTORNMENT. Unless the Lease is terminated in accordance with Paragraph 2, if the interests of the lessor under the Lease shall be transferred by reason of the exercise of the power of sale contained in the Security Deed (if applicable), or by any foreclosure or other proceeding for enforcement of the Security Deed, or by deed in lieu of foreclosure or such other proceeding, or if Lender takes possession of the Property pursuant to any provisions of the Security Deed [or the Assignment of Leases], the lessee thereunder shall be bound to the Purchaser or Lender, as the case may be, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Purchaser or Lender were the lessor under the Lease, and Tenant, as lessee under the Lease, does hereby attorn to the Purchaser and Lender if it takes possession of the Property, as its lessor under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon the succession by Purchaser to the interest of the lessor under the Lease or the taking of possession of the Property by Lender. Nevertheless, Tenant shall, from time to time, execute and deliver such instruments evidencing such attornment as Purchaser or Lender may require. The respective rights and obligations of Purchaser, Lender and of the lessee under the Lease upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth in the Lease except as otherwise expressly provided in Paragraph 2.

     4. SUBORDINATION. Tenant hereby subordinates all of its right, title and interest as lessee under the Lease to the right, title and interest of Lender under the Security Deed, and Tenant further agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Security Deed (including, without limitation, the casualty and condemnation provisions of the Lease, which are hereby specifically subordinated to the Security Deed) and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Deed.

     5. ASSIGNMENT OF LEASES. Tenant hereby acknowledges that all of Landlord's right, title and interest as lessor under the Lease is being duty assigned to Lender pursuant to the terms of the Security Deed and the Assignment of Leases, and that pursuant to the terms thereof all rental payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is otherwise notified in writing by Lender. Upon receipt of any such written notice from Lender, Tenant covenants and agrees to make payment of all rental payments then due or to become due under the Lease directly to Lender or to Lender's agent designated in such notice and to continue to do so until otherwise notified in writing by Lender. Landlord hereby irrevocably directs and authorizes Tenant to make rental payments directly to Lender following receipt of such notice, and covenants and agrees that Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Security Deed or the Assignment of Leases ` or the indebtedness secured thereby, and notwithstanding any notice or claim of Landlord to the contrary, and that Landlord shall have no right or claim against Tenant for or by reason of any rental payments made by Tenant to Lender following receipt of such notice. Tenant further acknowledges and agrees:
(a) that under the provisions of the Security Deed and the Assignment of Leases, the Lease cannot be terminated other than pursuant to its express terms (nor can Landlord accept any surrender of the Lease) or modified in any of its terms, or consent be given to the waiver or release of Tenant from the performance or observance of any obligation under the Lease, without the prior written consent of Lender, and without such consent no rent may be collected or accepted by Landlord more than one month in advance; and (b) that the interest of Landlord as lessor under the Lease has been assigned to Lender for the purposes specified in the Security Deed and the Assignment of Leases, and Lender assumes no duty, liability or obligation under the Lease, except only under the circumstances, terms and conditions specifically set forth in the Security Deed and the Assignment of Leases.

     6. NOTICE OF DEFAULT BY LESSOR. Tenant, as lessee under the Lease, hereby covenants and agrees to give Lender written notice properly specifying wherein the lessor under the Lease has failed to perform any of the covenants or obligations of the lessor under the Lease, simultaneously with the giving of any notice of such default to the lessor under the provisions of the Lease. Tenant agrees that Lender shall have the right, but not the obligation, within forty-five (45) days after receipt by Lender of such notice (or within such additional time as is reasonably required to correct any such default) to correct or remedy, or cause to be corrected or remedied, each such default before the lessee under the Lease may be relieved of its obligations under the Lease by reason of such default. Such notices to Lender shall be delivered in duplicate to:

          PNC Bank, National Association Real Estate Banking
          One PNC Plaza
          PI-POPP-19-2
          249 Fifth Avenue
          Pittsburgh, PA 15222-2707
          Attn: Jay C. Baker

     and

          Marcus & Shapira LLP
          One Oxford Centre, 35th Floor
          301 Grant Street
          Pittsburgh, PA 15219
          Attn: Charles G. Knox, Esq.

or to such other address as the Lender shall have designated to Tenant by giving written notice to Tenant at 300 Baker Avenue, Concord, MA 01742, Attention:
_______________, or to such other address as may be designated by written notice from Tenant to Lender.

     7. NO FURTHER SUBORDINATION. Except as expressly provided to the contrary in Paragraph 4 hereof, Landlord and Tenant covenant and agree with Lender that there shall be no further subordination of the interest of lessee under the Lease to any lender or to any other party without first obtaining the prior written consent of Lender. Any attempt to effect a further subordination of lessee's interest under the Lease without first obtaining the prior written consent of Lender shall be null and void.

     8. AS TO LANDLORD AND TENANT. As between Landlord and Tenant, Landlord and Tenant covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Lease.

     9. AS TO LANDLORD AND LENDER. As between Landlord and Lender, Landlord and Lender covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Security Deed or the Assignment of Leases.

     10. TITLE OF PARAGRAPHS. The titles of the paragraphs of this agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

     11. GOVERNING LAW. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     12. PROVISIONS BINDING. The terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lender, Tenant and Landlord. The reference contained to .-successors and assigns of Tenant is not intended to constitute and does not constitute a consent by Landlord or Lender to an assignment by Tenant, but has reference only to those instances in which the lessor under the Lease and Lender shall have given written consent to a particular assignment by Tenant thereunder.

     IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals as of the day, month and year first above written.

LENDER:

PNC BANK, NATIONAL ASSOCIATION,
a national banking association

By: _________________________________
    Name:
    Title:

TENANT:

ONESOURCE INFORMATION SERVICES, INC.,

a Delaware corporation

By: _________________________________
    Name:
    Title:




LANDLORD:

300 Baker Avenue Associates,
Limited Partnership

By:  300 Baker Avenue Managers,
     Limited Partnership, its general partner

     By:  HG/Concord, Limited Partnership, its general partner

          By: HG/Concord LLC, a Massachusetts limited liability company, its general partner

               By: ______________________________________________________
                   Name:
                   Title: Authorized Manager

                          Commonwealth of Massachusetts

___________________, ss.                                __________________, 1998

     Then personally appeared before me ______________________, a manager of HG/Concord LLC, the general partner of HG/Concord, Limited Partnership, the general partner of 300 Baker Avenue Managers, Limited Partnership, the general partner of 300 Baker Avenue Associates, Limited Partnership, and acknowledged the foregoing to be his free act and deed and the free act and deed of HG/Concord LLC as general partner.



                                  ____________________________________
                                  Notary Public
                                  My Commission Expires:





                          Commonwealth of Massachusetts

___________________, ss.                                __________________, 1998

     Then personally appeared before me __________________ the _________________
of OneSource Information Set-vices, Inc. and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of OneSource Information Services, Inc.



                                  ____________________________________
                                  Notary Public
                                  My Commission Expires:





                          Commonwealth of Pennsylvania

___________________, ss.                                __________________, 1998

     Then personally appeared before me ________________, the _________________, of PNC BANK, NATIONAL ASSOCIATION and acknowledged the foregoing to be his free act and deed and the free act and deed of PNC BANK, NATIONAL ASSOCIATION.



                                  ____________________________________
                                  Notary Public
                                  My Commission Expires:

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

                                   EXHIBIT G
                                LETTER OF CREDIT

                             [ON BANK'S LETTERHEAD]

                          IRREVOCABLE LETTER OF CREDIT


                                                               January ___, 1999


Irrevocable Letter of Credit No. _____

BENEFICIARY
300 Baker Avenue Associates, Limited Partnership
c/o Hall Properties, Inc.
Three Center Plaza, Suite 410
Boston, MA 02108


APPLICANT
OneSource Information Services, Inc.
150 CambridgePark Drive, 5th Floor
Cambridge, MA 02140

EXPIRATION DATE: _______________

Ladies and Gentlemen:

______________________ ("Issuer") hereby issues our Irrevocable Letter of Credit No. __________ in Beneficiary's favor in the amount of Four Hundred Fifteen Thousand ($415,000.00) U.S. Dollars available by your sight drafts drawn on us and accompanied by a written statement signed on behalf of 300 Baker Avenue Associates, Limited Partnership, its successors or assigns, stating as follows:

     "The undersigned certifies that 300 Baker Avenue Associates, Limited Partnership and/or its successors and assigns is entitled to draw under the Irrevocable Letter of Credit No. _____ pursuant to the terms of a Lease, dated January __, 1999, between 300 Baker Avenue Associates, Limited Partnership and OneSource Information Services, Inc."

Partial drawings are permitted.

We engage with you that all drafts drawn under and in compliance with the terms of this Irrevocable Letter of Credit will be duly honored if presented to us on or before the expiration date set forth above. Any draft drawn by you under this Irrevocable Letter of Credit must bear the clause "Drawn on Irrevocable Letter of Credit No. _____ of _____________________."

This Irrevocable Letter of Credit is fully transferable and assignable by Beneficiary. Beneficiary shall send a written request to Issuer to assign or transfer this Irrevocable Letter of Credit and .,-upon presentation of this Irrevocable Letter of Credit, as it may be amended, to Issuer, Issuer shall re-issue this Irrevocable Letter of Credit in the then outstanding amount in favor of Beneficiary's successor, assign or transferee.

This Irrevocable Letter of Credit sets forth in full the terms of our undertaking, and such undertaking shall not in any way be limited, modified, amended or amplified, except by a written document executed by the parties hereto.

Except as otherwise expressly stated herein, this Irrevocable Letter of Credit is subject to the "Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."

Very truly yours,

______________________________


By: __________________________
    Name:
    Title:

      Description                   FRS        APL     Total
-----------------------------     -------    ------   -------


cc holding                            900
Checking - georgia commercial      77,074
Checking - LEX2000                  7,869
Checking Merril Lynch             154,263
Checking - Petting Cash               464
Checking: Temp Holding                 (0)

CC Clearing                                  41,212
Checking - georgia commercial                12,871
Checking Merril Lynch                        29,111
Checking: Temp Holding                            -
                                  -------    ------

Total Cash                        250,570    83,193   323,762